UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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HOUSTON WIRE & CABLE COMPANY

(Name of Registrant as Specified in its Charter)

 (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 5, 2020

To Our Stockholders:

The 2020 annual meeting of stockholders of Houston Wire & Cable Company will be held at our corporate headquarters, 10201 North Loop East, Houston, Texas 77029 on Tuesday May 5, 2020, at 8:30 a.m., Central Time.*  The annual meeting of stockholders is being held for the following purposes:

1.  To elect seven directors to serve on the Board of Directors until the 2021 annual meeting of stockholders and until their successors have been elected and qualified (Proposal No. 1);

2.  To approve the Company’s executive compensation on an advisory basis (Proposal No. 2);

3.  To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 (Proposal No. 3);

4.  To approve an amendment to the 2017 Stock Plan to authorize additional shares (Proposal No. 4); and

5.  To transact such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

Only stockholders of record at the close of business on March 13, 2020 are entitled to vote at the meeting or at any postponement or adjournment thereof.

Please act promptly to vote your shares with respect to the proposals described above. You may vote your shares by marking, signing, dating and mailing the enclosed proxy card. You may also vote by telephone or through the internet by following the instructions set forth on the proxy card. If you attend the annual meeting, you may vote in person, even if you have previously submitted a proxy.

By Order of the Board of Directors,

Christopher M. Micklas
Vice President, Chief Financial Officer, Treasurer and Secretary

*	As part of our precautions regarding the coronavirus or COVID-19, we are planning for the possibility that the meeting may be held virtually over the internet. If we take this step, we will announce the decision to do so by April 21, 2020 via a press release and posting details on our website that will also be filed with the SEC as proxy material. A virtual meeting will have no impact on stockholders’ ability to provide their proxy by using the internet or telephone or by completing, signing, dating and mailing their proxy card, each as explained in this proxy statement. As always, we encourage you to vote your shares prior to the annual meeting.

March 26, 2020

HOUSTON WIRE & CABLE COMPANY

10201 North Loop East

Houston, Texas 77029

PROXY STATEMENT

The accompanying proxy is solicited on behalf of the Board of Directors of Houston Wire & Cable Company (the “Company,” “we” or “us”) for the 2020 annual meeting of stockholders that will be held at our corporate headquarters, 10201 North Loop East, Houston, Texas 77029, on Tuesday, May 5, 2020, at 8:30 a.m., Central Time, and at any postponement or adjournment thereof. We are first mailing notice of availability of this proxy statement and the accompanying proxy card and 2019 annual report to stockholders (which includes our annual report on Form 10-K for the year ended December 31, 2019) on or about March 26, 2020.

ABOUT THE MEETING

What is the purpose of this proxy statement?

This proxy statement provides information regarding matters to be voted on at the 2020 annual meeting of our stockholders. Additionally, it contains certain information that the Securities and Exchange Commission (the “SEC”) requires us to provide annually to stockholders. The proxy statement is also the document used by our board to solicit proxies to be used at the 2020 annual meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on the matters to be presented at the annual meeting, even if they cannot attend the meeting. The board has designated James L. Pokluda III and William H. Sheffield as proxies, who will vote the shares represented by proxies solicited by the board at the annual meeting in accordance with the stockholders’ instructions.

What proposals will be voted on at the annual meeting?

Stockholders will vote on the following proposals at the annual meeting:

•	the election of seven directors, each to serve until the next annual meeting and until a successor is duly elected and qualified (Proposal No. 1);

•	the approval of our executive compensation on an advisory basis (Proposal No. 2);

•	the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 (Proposal No. 3);

•	the approval of the amendment to the 2017 Stock Plan (Proposal No. 4); and

•	any other business properly coming before the annual meeting and any adjournment or postponement thereof.

Who is entitled to vote?

Only stockholders of record at the close of business on the record date, March 13, 2020, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting and any postponement or adjournment of the meeting. If your shares are held in “street name,” please refer to the information forwarded to you by your bank, broker or other holder of record to see what you must do to vote your shares.

A complete list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder at our corporate headquarters, 10201 North Loop East, Houston, Texas 77029, during normal business hours for a period of ten days before the annual meeting and at the annual meeting.

What is the difference between a stockholder of record and a beneficial owner of shares?

If your shares are registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, LLC, you are considered a stockholder of record with respect to those shares. If this is the case, we have sent or provided the stockholder proxy materials directly to you.

If your shares are held in a stock brokerage account or by a bank or other nominee (also known as held “in street name”), you are considered the “beneficial owner” of the shares, and your brokerage firm, bank or other nominee is the stockholder of record. If this is the case, the proxy materials have been forwarded to you by your brokerage firm, bank or other nominee. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares. Please contact your broker, bank or other nominee for instructions on how to vote any shares you beneficially own.

Who can attend the meeting?

All stockholders of record as of March 13, 2020, or their duly appointed proxies, may attend the meeting. If you hold your shares in street name, you will need to bring a copy of a brokerage or other account statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

What constitutes a quorum?

A quorum of stockholders is necessary to hold the annual meeting. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. As of the record date, 16,556,950 shares of our common stock were outstanding. Shares covered by proxies received will be considered present at the meeting for purposes of establishing a quorum.

How do I vote?

You may vote in person at the meeting or by proxy by any of the following methods:

•	Telephoning the toll-free number listed on the proxy card;

•	Using the internet site listed on the proxy card; or

•	Marking, dating, signing and returning the enclosed proxy card.

We recommend that you vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting. If you vote by proxy, your shares will be voted as you direct on the proxy card, by telephone or via the internet. If you are a stockholder of record and attend the meeting, you may vote at the meeting or deliver your completed proxy card in person, even if you previously sent in a proxy card or voted by telephone or via the internet.

If your shares are held in street name, please refer to the information forwarded to you by your broker, bank or other holder of record to see what you must do in order to vote your shares. If you are a street name stockholder and you wish to vote in person at the meeting, you will need to obtain a proxy from the institution that holds your shares and present it to the inspector of elections with your ballot when you vote at the annual meeting.

Can I change my vote after I give my proxy?

You can revoke your proxy, whether it was given by telephone, internet or mail, before it is voted by:

•	Delivering to our Secretary at the address on the first page of this proxy statement a written notice of revocation of your proxy before or at the annual meeting and prior to voting;

•	Delivering a new proxy bearing a later date by telephone, via the internet or by submitting a duly executed proxy card; or

•	Voting in person at the annual meeting.

The last vote you submit chronologically (by any means) will supersede all prior votes.

The powers of the proxy holders with regard to your shares will be suspended if you attend the meeting in person and request to revoke a previously granted proxy, although attendance at the meeting will not, by itself, revoke a previously granted proxy.

How many votes are required for the proposals to pass?

Each outstanding share entitles its holder to cast one vote on each matter to be voted upon at the annual meeting. Directors are elected by a plurality vote, meaning that the seven director nominees receiving the greatest numbers of votes will be elected. The approval of a majority of the votes present, in person or by proxy, at the annual meeting and entitled to vote is required to approve, on an advisory basis, our executive compensation; to ratify the selection of our independent public accounting firm; and to approve the amendment to the 2017 Stock Plan.

How are abstentions and broker non-votes treated?

If a stockholder withholds authority to vote on the election of directors, it will have no effect on the vote. If a stockholder abstains from voting on any other proposal, it will have the same effect as a vote against that proposal.

Broker non-votes with respect to any proposal will have no effect on the outcome of the vote on that proposal. A “broker non-vote” occurs on a proposal when shares held of record by a broker are present or represented at the meeting but the broker is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction has been given.

What if I do not specify a choice for a matter when returning a proxy?

Stockholders should specify their choice for each matter on the enclosed proxy. If no specific instructions are given, validly submitted proxies will be voted “FOR” the election of all seven nominees for director, “FOR” the approval of our executive compensation, “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, and “FOR” the approval of the amendment to the 2017 Stock Plan.

Will anyone contact me concerning this vote?

No arrangements or contracts have been made or entered into with any solicitors as of the date of this proxy statement, although we reserve the right to engage solicitors if we deem them necessary. If done, such solicitations may be made by mail, telephone, facsimile, e-mail or personal interviews.

What are the board’s recommendations?

The board’s recommendations, together with the description of each proposal, are set forth in this proxy statement. In summary, the board unanimously recommends that you vote:

•	“FOR” the election of each nominee for director (see page 13);

•	“FOR” the approval of the compensation of our named executive officers (see page 17);

•	“FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm (see page 23); and
•	“FOR” the approval of the amendment to the 2017 Stock Plan (see page 26);

What happens if additional matters are presented at the annual meeting?

Other than the four proposals described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders on the enclosed proxy card will vote your shares on any additional matters properly presented for a vote at the meeting as recommended by the board or, if no recommendation is given, in their own discretion.

Who will tabulate and certify the vote?

Broadridge Financial Solutions, Inc. will tabulate the votes. A representative of Broadridge Financial Solutions, Inc. will be the inspector of elections.

CORPORATE GOVERNANCE

The Company is committed to good corporate governance. We regularly review our policies and procedures, giving due consideration to current developments and “best practices.” We believe that we comply with all applicable SEC and Nasdaq rules and regulations, and we have adopted additional corporate governance practices that we believe are in the best interests of the Company and its stockholders.

Our commitment to good corporate governance can be seen through practices such as:

•	Annual election of directors

•	All independent directors, other than the CEO

•	Independent chairman of the board

•	Independent Audit, Compensation and Nomination and Corporate Governance Committees

•	Regular executive sessions of independent directors

•	Risk oversight by full board and committees

•	Regular board and committee self-evaluations

•	Annual advisory vote on executive compensation

•	Pay for performance philosophy

•	Commitment to diversity and inclusion in the boardroom and throughout the Company

•	Stock ownership guidelines for directors and executive officers

•	Prohibitions on hedging, short sales and other speculative transactions

•	Related Person Transaction Policy

•	Clawback policy for incentive compensation awards

These practices and policies are described in further detail below.

Board Composition

Our Board of Directors was expanded to eight directors with the election of David Nierenberg to the board effective March 16, 2020. Robert L. Reymond will retire from the board at the 2020 annual meeting, at which time the size of the board will be reduced to seven directors. Each director is elected for a term of one year and serves until a successor is duly elected and qualified or until his or her death, resignation or removal. There are no family relationships between any of our directors or executive officers. Our executive officers are elected by and serve at the discretion of the Board of Directors.

Board Leadership Structure and Risk Oversight

Since our IPO, the offices of Chairman and Chief Executive Officer of the Company have been held by different individuals. Our board is led by an independent Chairman, who since January 1, 2012, has been Mr. Sheffield. Our Chief Executive Officer, Mr. Pokluda, is the only member of the board who is not an independent director. We believe that this leadership structure enhances the accountability of the Chief Executive Officer to the board and strengthens the board’s independence from management. In addition, separating these roles allows Mr. Pokluda to focus his efforts on running our business and managing the Company in the best interests of our stockholders, while we are able to benefit from Mr. Sheffield’s experience as a member of other public company boards.

The board takes an active role in monitoring and assessing the Company’s risks, which include risks associated with operations, credit, financing and capital investments. Management is responsible for the Company’s day-to-day risk management activities, and our board’s role is to engage in informed risk oversight. The Nominating and Corporate Governance Committee with the assistance of management compiled, prioritized and periodically updates a list of risks to which the Company could be subjected. It also identifies the significant risks, which are then reviewed by the board and assigned to one of the standing committees of the board for oversight. In fulfilling this oversight role, our Board of Directors focuses on understanding the nature of our enterprise risks, including our operations and strategic direction, as well as the adequacy of our risk management process and overall risk management system. There are a number of ways our board performs this function, including the following:

•	at its regularly scheduled meetings, the board receives management updates on our business operations, financial results and strategy and discusses risks related to the business;

•	the Audit Committee assists the board in its oversight of risk management by discussing with management, particularly the Chief Executive Officer and Chief Financial Officer, our guidelines and policies regarding financial and enterprise risk management and risk appetite, including major risk exposures, and the steps management has taken to monitor and control such exposures; and

•	through management updates and committee reports, the board monitors our risk management activities, including the enterprise risk management process, risks relating to our compensation programs, and financial and operational risks being managed by the Company.

Director Independence

The Board of Directors has determined that each person who served as a director in 2019, and each director nominee for 2020, except Mr. Pokluda, is “independent” under Nasdaq Listing Rule 5605(a)(2). Under Rule 5605(a)(2), a director is considered independent as long as he or she does not have a relationship with the Company or management which would interfere with the exercise of independent judgment in carrying out the director’s responsibilities. The Nasdaq Listing Rules also enumerate certain relationships which preclude a finding of independence and generally provide that an individual cannot be considered independent if, among other things, he or she is a current officer or other employee of the issuer or directly or indirectly receives certain significant payments from the issuer other than in his or her capacity as a director or board committee member.

Related Person Transaction Policy

The purpose of the Related Person Transaction Policy, as adopted by the Board of Directors, is to provide for the identification, review and consideration of transactions between the Company and any related person. “Related person” means anyone who is, or within the past year was, a director, nominee for director or executive officer of the Company or greater than five percent beneficial owner of the Company's voting securities or any member of their immediate families.

Under the policy, any related person transaction must be reviewed, considered, and approved or ratified by the Audit Committee of the Board of Directors directly or through the Chairman of the Audit Committee. The Policy applies to all related person transactions, even if the amount involved does not exceed the $120,000 threshold required for disclosure under the SEC rules. Review of a proposed related person transaction takes into consideration the purpose of, and the potential benefits to the Company from, the related person transaction, and the impact of the related person transaction on a director's independence in the event that the related person is a director or an immediate family member of a director. No member of the Audit Committee may participate in any review, consideration, or approval of any related person transaction with respect to which such member or any of his or her immediate family members is the related person.

The policy provides that the Company may undertake certain pre-approved related person transactions (e.g., transactions in which the related person's interest derives solely from his or her service as a director of another corporation or entity that is a party to the transaction) without further specific review, consideration and approval. The Company engaged in no related person transactions in 2019.

Board Meetings

The board met eight times during 2019. Each person who was a director during 2019 attended at least 75% of the meetings of the board and of the committees on which he or she served during the period such person was a director. Absent special circumstances, each director is expected to attend the annual meeting of stockholders. All of the current directors attended the 2019 annual meeting of stockholders, other than Mr. Sheffield who was unable to attend due to an illness.

Executive Sessions

The Company’s Corporate Governance Guidelines require the independent directors to meet in executive session separate from management at least two times a year. The independent directors met in executive session five times during 2019.

Committees Established by the Board of Directors

The board has three standing committees – the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee – and a fourth, non-standing committee, the Strategy & Operations Committee. Mr. Sheffield is currently a member and Chairman of the Nominating and Corporate Governance Committee and, as Chairman of the Board, attends all other committee meetings on an ex officio basis.

Audit Committee. The Audit Committee consists of Messrs. Haley, Reymond and Rothe, each of whom is independent for purposes of Rules 5605(a)(2) and (c)(2) of the Nasdaq Listing Rules and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934. Mr. Rothe serves as the Chairman. Each of the Audit Committee members is financially literate as determined by our board in its business judgment. The board has also determined that Mr. Rothe is an “audit committee financial expert,” as such term is defined under the applicable SEC rules.

The Audit Committee met four times in 2019. The Audit Committee operates under a charter approved by the Board of Directors, which can be found by accessing the “Investors” page of our website at http://ir.houwire.com and clicking on the “Corporate Governance” link. Copies of the charter will be sent to stockholders upon request.

The principal duties and responsibilities of the Audit Committee are to assist the board in its oversight of:

•	the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company;

•	the independent auditors’ qualifications and independence; and

•	the performance of the independent auditors.

Our Audit Committee is also responsible for:

•	maintaining free and open communication among the committee, the independent auditors and management of the Company;

•	reviewing and approving related person transactions; and

•	preparing the report required to be prepared pursuant to the rules of the SEC for inclusion in the Company’s annual proxy statement.

The Audit Committee has the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of counsel, accountants or other experts and advisors, as it deems necessary or appropriate. See “Report of the Audit Committee” on page 24.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee consists of Messrs. Nierenberg, Rothe, Sheffield and Yetman. Mr. Sheffield serves as the Chairman and has waived the committee chair fee. The board has determined that all committee members are independent for purposes of Rule 5605(a)(2) of the Nasdaq Listing Rules.

The Nominating and Corporate Governance Committee met four times in 2019. The Nominating and Corporate Governance Committee operates under a charter approved by the Board of Directors, which can be found by accessing the “Investors” page of our website at http://ir.houwire.com and clicking on the “Corporate Governance” link. Copies will be provided to stockholders upon request.

The principal duties and responsibilities of the Nominating and Corporate Governance Committee are to:

•	identify persons that the Committee believes are qualified to be directors of the Company and consider and evaluate other candidates for director brought to the attention of the Committee, including persons nominated by stockholders in accordance with the nomination procedures specified in the Company’s By-laws or otherwise recommended by stockholders;

•	recommend to the board (1) the nominees for election as directors at each annual meeting of stockholders or at any special meeting of stockholders at which directors are to be elected and (2) the persons to be appointed by the board to fill any vacancy on the board (including any vacancy resulting from an increase in the size of the board);

•	review the committee structure of the board and the membership of the board committees, and recommend to the board nominees for appointment to each of the committees;

•	review and reassess, at least annually, the adequacy of the Company’s Corporate Governance Guidelines and recommend to the board for approval any changes that the Committee deems necessary or appropriate;

•	review any proposals properly submitted by stockholders for inclusion in the Company’s proxy statement and recommend to the board any action to be taken in response to such proposals; and

•	oversee the annual evaluation of the board.

In screening and recommending candidates as directors of the Company, the Nominating and Corporate Governance Committee considers the nature of the expertise and experience required for the performance of the duties of a director of a corporation engaged in the Company’s business and such matters as the relevant business and industry experience, professional background, age, current employment, community service and other board service of candidates for directors, as well as the racial, ethnic and gender diversity of the board. The committee seeks to identify, as candidates for director, persons with a reputation for, and record of, integrity and good business judgment who (1) have experience in positions with a high degree of responsibility and are leaders in the organizations with which they are affiliated, (2) are free from conflicts of interest that could interfere with a director’s duties to the Company and its stockholders, and (3) are willing and able to make the necessary commitment of time and attention required for effective board service. The Nominating and Corporate Governance Committee also takes into account the candidate’s level of financial literacy. The Nominating and Corporate Governance Committee monitors the mix of skills and experience of the directors in order to assess whether the board has the necessary tools to perform its oversight function effectively. The Nominating and Corporate Governance Committee will consider nominees for our Board of Directors recommended by stockholders, using the same criteria as for other candidates.

The Nominating and Corporate Governance Committee has the authority to retain advisors, including a search firm to be used to identify director candidates. The Nominating and Corporate Governance Committee has the authority to approve the firm’s fees and other retention terms and to terminate any advisor. The Company will provide for appropriate funding, as determined by the Nominating and Corporate Governance Committee, for payment of compensation to any search firm or other advisors.

Stockholder Recommendations for Director Nominations. As noted above, the Nominating and Corporate Governance Committee considers and establishes procedures regarding recommendations for nomination to the board, including nominations submitted by stockholders. For information on how to nominate a person for election as a director at the 2021 annual meeting, please see the discussion under the heading “Stockholder Proposals and Nominations for 2021 Annual Meeting.” The Nominating and Corporate Governance Committee will evaluate all potential candidates in the same manner, regardless of the source of the recommendation.  Based on the information provided to the Nominating and Corporate Governance Committee, it will make an initial determination whether to conduct a full evaluation of a candidate. As part of the full evaluation process, the Nominating and Corporate Governance Committee may conduct interviews, obtain additional background information and conduct reference checks of the candidate, among other things. The Nominating and Corporate Governance Committee may also ask the candidate to meet with management and other members of the board.

Compensation Committee. The Compensation Committee consists of Ms. Laird and Messrs. Haley, Nierenberg and Yetman. Mr. Yetman serves as the Chairman. The board has determined that all committee members are (1) independent for purposes of Rules 5605(a)(2) and (d)(2) of the Nasdaq Listing Rules, and (2) “non-employee directors” as defined in Rule 16b-3 under the Securities Exchange Act of 1934.

The Compensation Committee met five times in 2019. The Compensation Committee operates under a charter approved by the Board of Directors and can be found by accessing the “Investors” page of our website at http://ir.houwire.com and clicking on the “Investors” link and then clicking on “Corporate Governance.” Copies of the charter will be sent to stockholders upon request.

The principal duties and responsibilities of the Compensation Committee are as follows:

•	make recommendations to the board with respect to the CEO’s compensation;

•	consider the Company’s performance and relative stockholder return, the value of similar incentive awards to the CEOs at comparable companies, and the awards given to the Company’s CEO in past years when determining the long-term component of the CEO’s compensation;

•	review the CEO’s recommendations on compensation of the executive officers of the Company and make recommendations to the board with respect thereto and with respect to the Company’s major compensation policies and practices;

•	administer and review the Company’s stock plans, including approving the number and distribution of awards under the 2017 Stock Plan; and

•	review and make recommendations to the board concerning management development and succession planning activities, including an appropriate successor in the event of the unexpected death, incapacity or resignation of the CEO.

The Compensation Committee has the authority to delegate any of its responsibilities to subcommittees as it deems appropriate, provided the subcommittees are composed entirely of independent directors. The Compensation Committee also may retain a compensation consultant or other advisors to assist in the evaluation of CEO or executive officer compensation. The Compensation Committee has authority to approve the retention terms and terminate any such consulting firm. The Company will provide for appropriate funding, as determined by the Compensation Committee, for payment of compensation to any consulting firm or other advisors employed by the Compensation Committee.

The CEO may not be present during any deliberations on his compensation.

Strategy & Operations Committee. The Strategy & Operations Committee consists of Ms. Laird and Messrs. Haley, Pokluda, Reymond and Rothe. Mr. Haley serves as chairman. The duties and responsibility of the Strategy & Operations Committee are to develop an enhanced level of understanding of the Company’s planning process, assess the annual budgets, update the multi-year strategic plan and related multi-year financial targets and assist the board in overseeing risk management and business continuity.

The Strategy & Operations Committee met five times in 2019.

Stock Ownership Guidelines

The Board of Directors has adopted stock ownership guidelines encouraging each director and executive officer to invest in the Company’s common stock. The recommended level for an independent director is an amount equal to three times an independent director’s annual cash retainer, for the CEO is an amount equal to two times his base salary, and for the CFO is an amount equal to one time his base salary. The amount invested includes the grant date value of shares of restricted stock and restricted stock units. The recommended ownership level should be achieved within five years after becoming a director or executive officer. All of the current directors and executive officers either meet the ownership guidelines or are in the five-year grace period.

Anti-Hedging Policy

Transactions in the Company’s common stock by directors, officers and employees are subject to the Company’s Insider Trading Policy. In addition to fostering compliance with the prohibition on insider trading, that policy prohibits the Company’s directors, officers and employees from participating in aggressive or speculative transactions with respect to the Company’s stock, including short sales and hedging strategies.

Clawback Policy

The Board of Directors has adopted an Incentive Compensation Recoupment Policy entitling the Company to recover certain cash or equity based incentive compensation paid to officers (including the CEO and the CFO) in the event of a restatement of the Company’s financial statements due to material noncompliance with financial reporting requirements, regardless of fault, or in the event of certain acts of misconduct by the officer. Recoupment covers any incentive compensation that is awarded or paid or that vests within 36 months preceding the date of the restatement or 36 months following the occurrence of the misconduct.

Environmental, Health & Safety Policy

The Company is committed to providing our industry and customers best-in-class products and services. Suppliers and customers will be treated fairly, transparently and without conflicts of interest. We will not enter into or engage in business relationships that do not meet our high standards of ethics.

The Company understands that we are an important part of the local communities in which we operate and will work to make a positive impact through fair business practices with our service providers and by providing employment opportunities without discrimination.

We also understand that we are part of a global community and will continuously look for opportunities to recycle, reduce, and reuse resources. The Company has a “do no harm” policy towards the environment and will always dispose of waste materials properly.

Our management is committed to providing all team members a safe and secure workplace by prioritizing continual safety training for all employees and leadership.

We pride ourselves on maintaining a work environment where people are treated with dignity, respect and fair and open access to career advancement opportunities. Harassment, discrimination, and retaliation have no place in the Company.

We insist on demanding the highest levels of professionalism and integrity throughout our workforce and will continually engage with all team members on communicating the Company’s core values and beliefs.

Our board is committed to good corporate governance, and we have adopted key practices that our investors have indicated are important to them. We maintain a pay-for-performance philosophy and share complete, accurate and timely information about our business with our stakeholders.

Communications with Directors

Stockholders may communicate any concerns they have regarding the Company, including recommendations of candidates for director, to the Board of Directors or to any member of the board via web form by accessing the “Investors” page of our website at http://ir.houwire.com and clicking on the “Corporate Governance” and “Contact the Board” links, through our Corporate Governance Hotline at 866-254-2275 or by writing to them at the following address:

Houston Wire & Cable Company

Attention: [Board of Directors]/[Board Member]

c/o Chief Financial Officer

10201 North Loop East

Houston, TX  77029

Communications directed to the independent directors should be sent to the attention of the Chairman of the Nominating and Corporate Governance Committee, c/o Chief Financial Officer, at the address indicated above.

Any stockholder or other interested person who has a particular concern regarding accounting, internal accounting controls or other audit matters that he or she wishes to bring to the attention of the Audit Committee may communicate those concerns to the Audit Committee or its Chairman, using the address indicated above.

The independent directors of the Company have unanimously approved procedures with respect to the receipt, review and processing of, and any response to, written communications sent by stockholders and other interested persons to the Board of Directors. Any written communication regarding accounting, internal accounting controls, or other matters are processed in accordance with procedures adopted by the Audit Committee.

Code of Business Conduct

The board has adopted a Code of Conduct, most recently updated in May 2019 and reviewed annually, a copy of which may be found by accessing the “Investors” page on our website at http://ir.houwire.com and clicking on the “Corporate Governance” link. Under the Code of Conduct, we insist on honest and ethical conduct by all of our directors, officers, employees and other representatives, including but not limited to the following:

•	Our directors, officers and employees are required to avoid situations in which their personal, family or financial interests conflict with those of the Company;

•	Our directors, officers and employees must refrain from engaging in any activities that compete with the Company, or which may compromise its interests;

•	Our directors, officers and employees must refrain from taking any business or investment opportunity discovered in the course of employment with or service to the Company that the director, officer or employee knows, or should have known or has reason to know, would benefit the Company; and

•	Our directors, officers and employees must comply with all applicable governmental laws, rules and regulations.

We are also committed to ensuring that all disclosures in reports and documents that the Company files with the SEC, as well as other public communications made by the Company, are full, fair, accurate, timely and understandable. Further, we will comply with all laws, rules and regulations that are applicable to our activities and expect all of our directors, officers and employees to obey the law. Any violation of applicable law or any deviation from the standards embodied in the Code of Conduct will result in appropriate corrective and disciplinary action, up to and including termination of employment.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Our amended and restated bylaws provide for each director to stand for election each year at our annual meeting and to serve until the next annual meeting and until a successor is duly elected and qualified.

At the recommendation of the Nominating and Corporate Governance Committee, the board has nominated the persons listed below to serve as directors, each for a one-year term, beginning at the annual meeting on May 5, 2020 and continuing until the 2021 annual meeting. The nominees include six independent directors, as defined in the Nasdaq Listing Rules, and the President and Chief Executive Officer of the Company. All of the nominees currently serve as members of the Board of Directors. Effective as of the 2020 annual meeting, Robert L. Reymond will retire from the board, and the size of the board will be reduced to seven members.

It is the intention of the persons named in the accompanying proxy card, unless otherwise instructed, to vote to elect the nominees named below as the directors. Each nominee has consented to serve as a director if elected at this year’s annual meeting. In the event any nominee is unable to serve as a director, discretionary authority is reserved to the board to vote for a substitute. The board has no reason to believe that any nominee named below will be unable to serve if elected.

The nominees for election to the office of director, and certain information with respect to their backgrounds, are set forth below.

Nominees Standing for Election to the Board

Roy W. Haley, age 73. Director since 2017

Independent Director

Mr. Haley served as the Chairman of the Board of WESCO International, Inc. (“WESCO”) from 1998 until his retirement in 2011 and as Chief Executive Officer of WESCO from 1994 to 2009. WESCO is a leading North American-based distributor of products and provider of advanced supply chain management and logistics services used primarily in industrial, construction, utility, and commercial, institutional and government markets. From 1988 to 1993, Mr. Haley served as Chief Operating Officer, President and a director of American General Corporation, a diversified financial services company. In 2018, Mr. Haley retired as a director of Essendant Inc. (formerly United Stationers, Inc.), after 18 years of service. He was previously a director of BlueLinx Holdings Inc., from 2013 to 2016 and Non-Executive Chairman of the Board from 2014 to 2016. As a former CEO of a major distributor of industrial products, Mr. Haley brings extensive knowledge of the industrial and electrical distribution industries, the customer perspective and experience with distribution operations.

Margaret S. Laird, age 43. Director since 2019

Independent Director

Ms. Laird has served as Chief Pricing Officer of Hitachi Vantara, a subsidiary of Hitachi, Ltd. that provides data-managing solutions to business enterprises, since January 2019. From 2005 until 2018, Ms. Laird was with Deloitte Consulting LLP in its Monitor Deloitte Strategy Practice, most recently as a Managing Director. Ms. Laird’s deep experience with digital strategies and technologies, and her expertise in sales and pricing, help the board address a changed competitive landscape, and she brings age and gender diversity to the board.

David Nierenberg, age 66. Director since March 2020.

Independent Director

Since January 1996, Mr. Nierenberg has served as the President of Nierenberg Investment Management Company, Inc. (“NIMCO”), which manages the D3 Family Funds. Several of the D3 Family Funds are stockholders of the Company. Before founding NIMCO in 1996, Mr. Nierenberg was a General Partner at Trinity Ventures, a venture capital fund. Mr. Nierenberg began his career at Bain & Company Inc., where he was a Partner, managing strategy, acquisition, and cost reduction projects. He serves as Chair for the Advisory Board of the Ira M. Millstein Center for Global Markets and Corporate Ownership at Columbia Law School. Mr. Nierenberg chairs the Research Advisory Council of Glass, Lewis & Co. He is also a member of the board of the Washington State Investment Board, Flotek Industries, Inc. (NYSE: FTK), Riverview Bancorp (NASDAQ: RVSB), Rosetta Stone (NYSE: RST), The National WWII Museum, STAND for Children, and International Refugee Assistance Program. Mr. Nierenberg previously served as a director for Electro Scientific Industries, Inc. (NASDAQ: ESIO) and Radisys Corporation (NASDAQ: RSYS). Our Board of Directors believes that Mr. Nierenberg is particularly qualified to serve as a director based on his significant expertise in strategic planning and corporate governance, along with his broad-based business knowledge. In addition, Mr. Nierenberg’s service on other public company boards and with the Ira M. Millstein Center and Glass, Lewis provides valuable insight into the Company’s corporate governance.

James L. Pokluda III, age 55. Director since 2012

President and Chief Executive Officer of the Company

Mr. Pokluda was appointed President in May 2011 and Chief Executive Officer in January 2012. From 2007 until 2011, he served as Vice President – Sales and Marketing. During his 32 years with the Company, Mr. Pokluda has a demonstrated history of substantial contributions to the Company including the construction and leadership of our long-term growth plan, implementation of the National Service Center, the commercialization of our private branded products, co-leadership of the initial public offering in 2006, follow-on offering in 2007 and subsequent strategic acquisitions. Mr. Pokluda served on the Board of Directors of Houston Electrical League (HEL) for several years, is an affiliate member of the National Association of Electrical Distributors (NAED), and a graduate of the College of Engineering at Texas A&M University. In 2012, Mr. Pokluda completed the University of Chicago’s Booth School of Business Executive Education Advanced Management Program. As the only management representative on our board, and someone with experience in all aspects of our business, Mr. Pokluda provides an insider’s perspective in board discussions about our industry and the business and strategic direction of the Company.

Sandford W. Rothe, age 64. Director since 2018

Independent Director

Mr. Rothe is a retired Partner of Deloitte LLP (“Deloitte”). Mr. Rothe joined Deloitte in 1977, became a partner in 1990 and was the Managing Partner of Deloitte’s Denver office from 2002 until his retirement in June 2018. At Deloitte he held various leadership positions and served clients across many industries, advising clients in the areas of strategy, new market development, mergers & acquisitions, operational efficiency, capital allocation and structure and enterprise IT Projects. He served as a National Facilitator for Deloitte’s executive transition labs, focused on the successful onboarding and integration of incoming C-Suite executives. He is a Certified Public Accountant in Colorado and Oklahoma. Mr. Rothe’s significant experience with financial and SEC reporting, internal controls and risk management strengthen the board’s capabilities in those areas.

William H. Sheffield, age 71. Director since 2006

Independent Director

Mr. Sheffield is a corporate director and serves on the boards of directors of Hydro One, Velan Inc., Burnbrae Farms Limited, Longview Aviation Capital and 4iiii Innovations. He previously served on the boards of Canada Post Corporation until 2018 and Ontario Power Generation Inc. until 2014. Mr. Sheffield served as Chief Executive Officer of Sappi Fine Paper from 2001 until 2003. He holds an MBA and a BSc, and is recognized as both a Governance Fellow and a Certified Professional Director by the National Association of Corporate Directors in the United States and the Institute of Corporate Directors in Canada. With his knowledge of complex issues surrounding global companies and his understanding of what makes businesses work effectively and efficiently, Mr. Sheffield provides valuable insight to our board and offers particular expertise in labor relations, critical end user markets and board governance issues.

G. Gary Yetman, age 65. Director since 2014

Independent Director

Mr. Yetman served as the Chief Executive Officer and President of Coleman Cable, Inc. from 1999 until his retirement following the sale of Coleman Cable in 2014. Prior to that, Mr. Yetman held various senior management positions with Coleman Cable’s predecessor and within the electrical industry. Mr. Yetman’s extensive experience and proven track record within the electrical wire and cable industry make him a valuable member of our Board of Directors.

Board Recommendation and Stockholder Vote Required

The Board of Directors recommends a vote “FOR” the election of the nominees named above (Proposal No. 1 on the accompanying proxy card).

The seven nominees who receive the greatest number of votes will be elected directors.

DIRECTOR COMPENSATION

Each non-employee member of the Board of Directors receives an annual cash retainer of $60,000, paid quarterly. The Chairman of the Board receives an additional fee of $50,000 per year, and the Chairmen of the Audit, Compensation, Nominating and Corporate Governance, and Strategy & Operations Committees receive additional annual fees of $12,000, $9,000, $6,000 and $9,000, respectively, also paid quarterly. There are no additional fees for meeting attendance. Mr. Pokluda does not receive any additional compensation for his service as a director. Mr. Sheffield, who currently serves as Chairman of the Nominating and Corporate Governance Committee, has waived the chairman’s fee for that committee.

The Company has adopted the Nonemployee Directors’ Deferred Compensation Plan. This plan permits a nonemployee director of the Company to make an advance election to defer receipt of all or a portion of the board fees (including annual retainers for board service and additional retainers for service as Chairman or as a chair of a board committee) that are otherwise payable to the director for services performed during a calendar year. The deferred board fees are converted into stock units, based on the price of the Company’s common stock on the date the fees would otherwise be paid to the director, and credited to a stock unit account, which is credited with dividend equivalents to the extent applicable. The stock unit account is distributed in shares of common stock on the date previously elected by the director (or, if no date is elected, on the January 31 following the date the director’s board service ends), or upon a change in control of the Company, if earlier.

In addition, following election or reelection to the board, each non-employee director receives a grant of restricted stock units having a fair market value of $60,000, based on the price of the Company’s common stock on the date of grant. The restricted stock units vest on the date of the Company’s annual meeting of stockholders the following year and are settled in shares of common stock when the director’s service on the board terminates for any reason. Any dividends declared on the common stock during the term of the restricted stock units will be accrued and paid to the director when the restricted stock units are settled.

We reimburse members of our Board of Directors for any out-of-pocket expenses they incur in connection with services provided as directors. The Nominating and Corporate Governance Committee has adopted a policy encouraging each director to devote at least one day each year to director education, and we pay for the cost of attending continuing education programs, up to $5,000 per director per year. Perquisites paid or provided to individual directors in 2019 were significantly less than the SEC’s minimum threshold for disclosure ($10,000).

The following table sets forth all compensation paid to each of our non-employee directors in 2019.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Total ($)
Michael T. Campbell(3)	15,000	--	15,000
Roy W. Haley	69,000	60,000	129,000
Margaret S. Laird(4)	45,000	60,000	105,000
David Nierenberg(5)	--	--	--
Robert L. Reymond	60,000	60,000	120,000
Sandford W. Rothe	69,000	60,000	129,000
William H. Sheffield	110,000	60,000	170,000
G. Gary Yetman	69,000	60,000	129,000

(1)	Includes amounts deferred under the Nonemployee Directors’ Deferred Compensation Plan.

(2)	This column shows the aggregate grant date fair value of the restricted stock unit awards granted on May 7, 2019 based on the closing price of the Company’s common stock on the date of grant, in accordance with FASB Accounting Standards Codification (“ASC”) Topic 718.

(3)	Mr. Campbell retired from the board on May 7, 2019.

(4)	Ms. Laird became a director on May 7, 2019.

(5)	Mr. Nierenberg became a director on March 16, 2020.

The following table sets forth the aggregate number of stock options and restricted stock units granted under the Company’s stock plans for each of our non-employee directors outstanding as of December 31, 2019. For information regarding Mr. Pokluda’s outstanding equity awards, see the 2019 Outstanding Equity Awards at Fiscal Year End table on page 20.

Name	Stock Options	Restricted Stock Units
Roy W. Haley	--	25,316
Margaret S. Laird	--	9,820
David Nierenberg(1)	--	--
Robert L. Reymond	--	16,487
Sandford W. Rothe	--	14,770
William H. Sheffield	5,000	54,557
G. Gary Yetman	--	41,428

(1)       Mr. Nierenberg became a director on March 16, 2020.

Subject to stockholder adoption of the amendment to the 2017 Stock Plan to authorize additional shares (see Proposal No. 4), following the annual meeting the directors fees currently paid in cash (including annual retainers for board service and additional retainers for service as Chairman or as a chair of a board committee) will instead be issued in the form of restricted stock units having a fair market value, based on the price of the Company’s common stock on the date of issuance, equal to the applicable current cash amount.

PROPOSAL NO. 2 — ADVISORY VOTE TO APPROVE

EXECUTIVE COMPENSATION

The Compensation Committee's goal in setting executive compensation is to provide a compensation package that attracts, motivates and retains executive talent and rewards executive officers for superior Company and individual performance while encouraging behavior that is in the long-term best interests of the Company and its stockholders. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our executives is performance-based and dependent upon the Company's achievement of specified financial goals and the performance of the Company's shares on a long-term basis.

Stockholders are urged to read the Summary Compensation Table and other related compensation tables and narrative disclosure which describe the compensation of our named executive officers in fiscal 2019.

In accordance with Rule 14a-21 under the Securities Exchange Act of 1934 and as a matter of good corporate governance, stockholders will be asked at the 2020 annual meeting of stockholders to approve the following advisory resolution:

RESOLVED, that the stockholders of Houston Wire & Cable Company approve, on an advisory basis, the compensation of the Company's named executive officers described in the Executive Compensation section of the Proxy Statement and disclosed in the 2019 Summary Compensation Table and related compensation tables and narrative disclosure included in the Proxy Statement.

This advisory vote, commonly referred to as a "say-on-pay" advisory vote, is not binding on the board. Although non-binding, the board and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs.

Board Recommendation and Stockholder Vote Required

The Board of Directors recommends a vote “FOR” the advisory approval of the Company’s executive compensation (Proposal No. 2 on the proxy card).

The affirmative vote of the holders of a majority of the votes represented at the annual meeting in person or by proxy will be required for approval.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table and related notes set forth information concerning the compensation paid to our President and Chief Executive Officer and our Chief Financial Officer for fiscal years 2019 and 2018. Because our President and Chief Executive Officer and our Chief Financial Officer are our only executive officers, the following compensation disclosures have been limited to those individuals. We collectively refer to these executive officers throughout this section as our “named executive officers.”

Name and Principal Position	Year	Salary ($) (1)	Bonus ($) (2)	Stock Awards ($) (3)	Non-Equity Incentive Plan Compensation ($) (4)	All Other Compensation ($) (5)	Total ($)

James L. Pokluda III, President & Chief Executive Officer	2019	549,192	--	300,000	82,500	9,960	941,652
	2018	514,712	--	300,000	556,563	20,661	1,391,936

Christopher M. Micklas, Chief Financial Officer (beginning April 16, 2018)	2019	314,654	--	75,000	19,875	13,578	423,107
	2018	207,692	62,308	275,000	33,407	7,696	586,103

(1)	The annual salary rates for 2019 were $550,000 for Mr. Pokluda, and $315,000 for Mr. Micklas.

(2)	This column reflects the portion of Mr. Micklas’ 2018 bonus that was guaranteed under his offer letter.

(3)	This column shows the aggregate grant date fair value of the shares of restricted stock under the 2017 Plan computed in accordance with FASB ASC Topic 718. Annual awards were granted on December 3, 2019, and Mr. Pokluda received 78,125 shares and Mr. Micklas received 19,531 shares. All awards were subject to time-based vesting. See note 9 of Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2019 for a discussion of the assumptions made in the valuation of these awards.
(4)	For Mr. Pokluda, reflects the performance based annual bonus earned pursuant to his employment agreement, and for Mr. Micklas, reflects the performance based annual bonus earned pursuant to his individual incentive plan for 2019 and the Company’s Senior Management Bonus Program for 2018. See “2019 Annual Incentive Programs” below for a discussion of Mr. Pokluda’s and Mr. Micklas’ 2019 annual bonus arrangements.

(5)	All Other Compensation reported for Mr. Pokluda for 2019 represents a matching contribution by the Company to our 401(k) Plan of $2,800; group term life and long-term disability insurance premiums of $2,618; and personal use of an automobile of $4,542. All Other Compensation reported for Mr. Micklas for 2019 represents a matching contribution by the Company to our 401(k) Plan of $2,800; group term life and long-term disability insurance premiums of $1,778; and automobile allowance of $9,000.

Employment Agreements

James L. Pokluda III

On March 24, 2017, the Company and Mr. Pokluda entered into a second amended and restated employment agreement that (i) extended the term through December 31, 2018 (with automatic one-year extensions thereafter), (ii) increased his base salary to $500,000 and annual incentive opportunity to a target of 80% of salary and (iii) provided for immediate vesting of any unvested restricted stock awards and performance stock unit awards granted as of January 31, 2017 in the event of a termination by the Company without cause, termination by Mr. Pokluda for good reason, or termination due to death or disability. The other material terms of Mr. Pokluda’s employment agreement remained unchanged.

In setting Mr. Pokluda’s annual incentive opportunity for 2019 in March 2019, the Compensation Committee modified the percentage of Mr. Pokluda’s base salary that would be payable upon achievement of the threshold and maximum benchmarks for the performance measures. On March 11, 2020, the Company and Mr. Pokluda entered into a first amendment to the second amended and restated employment agreement that conformed the language of the employment agreement to the incentive compensation program agreed to by the Compensation Committee and Mr. Pokluda for 2019.

Mr. Pokluda will be entitled to receive as severance the payments described under “Potential Payments upon Termination of Employment or Change in Control of the Company” below. The agreement limits Mr. Pokluda’s ability to compete with the Company for a period of one year following the termination of his employment for any reason or two years if he is receiving severance benefits due to a qualifying termination prior to a change in control.

Christopher M. Micklas

Mr. Micklas joined the Company as Chief Financial Officer on April 16, 2018. Pursuant to his offer letter from the Company, Mr. Micklas was entitled to receive an annual base salary of $300,000 and a maximum annual cash bonus opportunity for 2019 of 60% of base salary, subject to the attainment of certain performance goals, and to participate in the Company’s Stock Plan and vacation and benefit plans on the same terms as other members of senior management. Notwithstanding the terms of that offer letter, for 2019 the Compensation Committee increased Mr. Micklas’ base salary to $315,000 and his maximum cash bonus opportunity to 70% of base salary.

Mr. Micklas will be entitled to receive as severance the payments described under “Potential Payments upon Termination of Employment or Change in Control of the Company” below.

2019 Annual Incentive Programs

Under Mr. Pokluda’s employment agreement, Mr. Pokluda has a target bonus of 80% of his base salary and can earn an annual bonus of up to 140% of his base salary based on achievement of one or more performance targets for the fiscal year that are agreed to by the Board of Directors (or Compensation Committee) and Mr. Pokluda and consistent with the Company’s annual business plan. For 2019, the Compensation Committee selected three performance measures: (1) EBITDA (net income, plus interest expense, income tax provision, depreciation and amortization), (2) Working Capital Efficiency, and (3) individual objectives weighted 60%, 20% and 20%, respectively. There were three benchmarks (threshold, target and maximum) for each of the EBITDA and Working Capital Efficiency measures. Performance between any of the benchmarks is adjusted on a straight-line basis.

For 2019, Mr. Micklas had a target bonus of 40% of his base salary and could earn up to 70% of his base salary based on achievement of benchmarks with respect to the same three performance measures of EBITDA, Working Capital Efficiency and individual objectives established for purposes of Mr. Pokluda’s annual incentive compensation.

All bonuses are paid the year following the year for which performance is being measured, after receipt of (and subject to) the audit of the financial statements for the relevant year.

The annual cash bonus opportunities for 2019 at the threshold, target and maximum levels for Mr. Pokluda and Mr. Micklas are as follows:

Named Executive Officer	Threshold		Target	Maximum
	$ Amount	% of Base Salary	$ Amount	% of Base Salary	$ Amount	% of Base Salary
James L. Pokluda III	110,000	20	440,000	80	770,000	140
Christopher M. Micklas	31,500	10	126,000	40	220,500	70

Our actual performance in 2019 compared to the target and maximum levels was:

Performance Goal ($ in millions)	Target	Maximum	Actual
EBITDA	$18.6	$21.6	$9.4
Working Capital Efficiency	$2.90	$3.05	$2.44
Individual Incentives	N/A	N/A	N/A

Based on the above performance the target amounts and actual bonus amounts earned for Mr. Pokluda and Mr. Micklas are shown in the table below:

Named Executive Officer	Target Bonus	Actual Bonus
James L. Pokluda III	$440,000	$82,500
Christopher M. Micklas	126,000	$19,875

401(k) Plan

The Company sponsors the Houston Wire & Cable Company Employee Savings Plan, which is a tax-qualified retirement plan that covers most employees, including the named executive officers. A participant can elect to defer a percentage of his or her compensation, up to a maximum in 2019 of $19,000, or $25,000 if age 50 or over, and the Company will make a matching contribution equal to 100% of the first 1% of the participant’s deferral contributions. Participants vest in the matching contribution accounts at a rate equal to 20% for each year of service, subject to full vesting upon age 65, death or disability.

2019 Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information for Mr. Pokluda and Mr. Micklas with respect to unexercised options to purchase common stock that remained outstanding and shares of restricted stock, restricted stock units and performance stock units that remained unvested at December 31, 2019. The Company’s executive officers currently do not have any other outstanding stock awards.

	Option awards				Stock awards
Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)(3)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(3)

James L. Pokluda III	72,910	0	14.11	12/20/2021	125,767	(1)	554,632	349,064(4)	1,539,372
	5,000	0	12.03	12/14/2020

Christopher Micklas	0	0	--	--	45,024	(2)	198,556	138,228(5)	609,585

(1)	These shares vest in installments of 15,384 shares on December 11, 2020, 16,129 shares on each of December 4, 2020 and 2021, 26,042 shares on each of December 3, 2020 and 2021 and 26,041 shares on December 3, 2022.

(2)	These shares vest in installments of 8,715 shares on May 8, 2020, 8,714 shares on May 8, 2021, 4,032 shares on each of December 4, 2020 and 2021, 6,511 shares on December 3, 2020, and 6,510 shares on each of December 3, 2021 and 2022.

(3)	The market value of the stock awards was determined using the closing price of the Company’s common stock on December 31, 2019 ($4.41 per share).

(4)	Of these shares, 46,154 vest on December 31, 2020 and 52,910 vest on December 31, 2021, in each case as adjusted based on the level of attainment of the performance goals, and 250,000 shares vest upon a Change in Control of the Company.

(5)	Of these shares, 13,228 vest on December 31, 2021, as adjusted based on the level of attainment of the performance goals, and 125,000 shares vest upon a Change in Control of the Company.

Potential Payments upon Termination of Employment or Change in Control of the Company

The Company provides certain benefits upon his termination of employment from the Company. These benefits are in addition to the benefits to which the executive officers would be entitled upon a termination of employment generally (i.e., vested retirement benefits accrued as of the date of termination, stock-based awards that are vested as of the date of termination and the right to elect continued health coverage pursuant to COBRA). The incremental benefits are described below.

Employment Agreement with Mr. Pokluda

The Company’s employment agreement with Mr. Pokluda provides the following severance benefits:

Termination Prior to a Change in Control. If prior to a Change in Control (as defined in Mr. Pokluda’s employment agreement) Mr. Pokluda’s employment is terminated by the Company without Cause, Mr. Pokluda terminates his employment for Good Reason, or his employment terminates due to Disability, he is entitled to (i) continued payment of then current base salary for 24 months, (ii) two payments, each equal to the amount of his incentive bonus for the most recently completed fiscal year, paid when incentive bonuses are paid to other executives for the year in which the termination occurs and the following year, and (iii) continued participation in the Company’s health plan for 36 months (provided that COBRA is elected) with the premiums for the first 18 months at active employee rates. Outstanding equity awards will vest pursuant to the terms of the 2017 Stock Plan.

Termination Following a Change in Control. If within two years following a Change in Control (as defined in the 2017 Stock Plan) Mr. Pokluda’s employment is terminated by the Company without Cause (other than for Disability) or Mr. Pokluda terminates his employment for Good Reason, he is entitled to the same benefits as in the case of termination prior to a Change in Control, except that the 24 months of base salary and two years of incentive bonuses are payable in a lump sum within ten days after termination. If any excise tax under Section 280G of the Code would be triggered by the benefits paid to Mr. Pokluda, and the net after-tax value of the benefits is less than the net after-tax value of the benefits reduced so that no excise tax is payable, then the benefits will be reduced accordingly.

Termination Due to Death. If Mr. Pokluda’s employment is terminated due to his death, his estate will be entitled to a pro rata portion of the bonus payable for the year of termination had he remained employed through the end of the year, and his surviving spouse and dependents can elect continued participation in the Company’s health plan for 36 months (provided that COBRA is elected) with the premiums for the first 18 months at active employee rates.

In each case, benefits are conditioned on the execution of a release of claims, and Mr. Pokluda is subject to a two-year non-compete restriction.

The terms “Cause,” “Disability” and “for Good Reason” are defined as follows:

“Cause” means (i) a material neglect by Mr. Pokluda of his assigned duties, which includes any failure to follow the written direction of the board or to comply with the Company’s code of ethics or written policies, or repeated refusal by Mr. Pokluda to perform his assigned duties, in each case other than by reason of disability, which continues for 30 days following receipt of written notice from the board; (ii) the commission by Mr. Pokluda of any act of fraud or embezzlement against Company or any of its affiliates or the commission of any felony or act involving dishonesty; (iii) the commission by Mr. Pokluda of any act of moral turpitude which actually causes financial harm to the Company or any of its affiliates; (iv) a material breach by Mr. Pokluda of the confidentiality provisions of the employment agreement or any other confidentiality or non-disclosure agreement of Mr. Pokluda with the Company; or (v) Mr. Pokluda’s commencement of employment with another company while he is an employee of the Company without the prior consent of the board.

“Disability” means, in the sole judgment of the board, Mr. Pokluda’s inability to engage in any substantial gainful activity by reason of any medically-determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

“Good Reason” means voluntary termination of the employment agreement by Mr. Pokluda if, without the prior consent of Mr. Pokluda: (a) the Company shall relocate its principal executive offices to a location outside the Houston, Texas metropolitan area; (b) there is a material reduction by the Company in Mr. Pokluda’s responsibilities, duties, authority, title or reporting relationship; or (c) the Company materially reduces Mr. Pokluda’s base salary or takes action that adversely affects Mr. Pokluda’s participation in, or materially reduces Mr. Pokluda’s benefit under, any benefit plan of the Company in which Mr. Pokluda is participating; provided, however, that termination for Good Reason by Mr. Pokluda shall not be permitted unless (x) Mr. Pokluda has given the Company at least 30 days’ prior written notice that he has a basis for a termination for Good Reason, which notice shall specify the facts and circumstances constituting Good Reason, and (y) the Company has not remedied such facts and circumstances constituting Good Reason within such 30-day period.

Offer Letter with Mr. Micklas

The Company’s offer letter to Mr. Micklas provides the following severance benefits:

Termination Following a Change in Control. If within two years following a Change in Control (as defined in the 2017 Stock Plan), Mr. Micklas’ employment is terminated by the Company without Cause or Mr. Micklas terminates is employment for Good Reason, he is entitled to a lump sum payment equal to the sum of one year of base salary then in effect and one times the amount of the annual bonus paid to him for the most recently completed fiscal year.  The terms “Cause” and “Good Reason” are defined as follows:

“Cause” means (i) a material neglect by Mr. Micklas of his assigned duties (for other than disability) that continues for 30 days following receipt of written notice from the Board, (ii)  the commission by Mr. Micklas of fraud or embezzlement against the Company or its affiliates or the commission of any felony or act involving dishonesty, (iii) a breach by Mr. Micklas of the Company’s code of ethics, written policy, the Non-Compete Agreement or any non-disclosure or confidentiality agreement between him and the Company, or (iv) Mr. Micklas’ commencement of employment with another company while still an employee of the Company without the prior consent of the Board.

“Good Reason” means (i) the relocation of the Company’s principal executive offices to outside the Houston, Texas metropolitan area, (ii) a material reduction in Mr. Micklas’ responsibilities, duties, authority, position, title or reporting relationship (other than a reduction or loss resulting from the Company no longer being publicly owned), or (iii) a material reduction in Mr. Micklas’ then current base salary or cash bonus opportunity, provided that in each case Mr. Micklas’ first gives the Company written notice of his basis for a Good Reason termination and the Company does not remedy the circumstances within 30 days following receipt of such notice.

Stock Plans

The 2006 Stock Plan, as amended, provides that with respect to grants made after February 2014, the Compensation Committee has the discretion to determine how awards are to be treated upon a Change in Control, provided that if the awards are assumed by the acquiring entity, the vesting provisions continue and the Compensation Committee has the discretion to accelerate vesting only if there is a subsequent termination of employment. Mr. Pokluda’s January 30, 2017 performance stock units and restricted stock award agreements provide that if the awards are not assumed by the acquiring entity they will fully vest on a Change in Control. The 2017 Stock Plan contains the same Change in Control language as the amended 2006 Stock Plan. The award agreements issued under the 2017 Stock Plan prior to December 2019 provide that if the awards are not assumed by the acquiring entity they will fully vest on a Change in Control, and award agreements issued in December 2019 provide that awards will fully vest upon a Change in Control. All award agreements issued under the 2017 Stock Plan also provide that upon termination of employment due to death or disability, a pro rata portion of restricted stock units, and the target number of performance stock units, will vest.

The tables set forth below quantify the additional benefits described above that would be paid to each named executive officer pursuant to the arrangements described above, assuming a qualifying termination of employment and/or Change in Control occurred on December 31, 2019.

Name	Salary ($)	Bonus ($)	Accelerated Vesting of Options (1) ($)	Accelerated Vesting of Restricted Stock/Units (2) ($)		Continued Health Coverage ($)
James L. Pokluda III
Prior to change in control	1,100,000	165,000	--	690,688	(3)	37,600
On or after change in control	1,100,000	165,000	--	2,094,005	(4)	37,600
Christopher M. Micklas
Prior to a change in control	--	--	--	143,258	(3)	--
On or after a change in control	315,000	19,875	--	808,141	(5)	--

(1)	As of December 31, 2019, Mr. Pokluda and Mr. Micklas had no unvested stock options.

(2)	Based on the closing price of the Company’s stock at December 31, 2019.

(3)	Reflects accelerated vesting of all outstanding performance stock unit and a prorata portion of the restricted stock awards, if termination is due to death or Disability.

(4)	Reflects accelerated vesting of all outstanding performance stock unit and restricted stock unit awards. Assumes awards issued prior to December 2019 would not be assumed by the acquiring entity.

(5)	Assumes awards issued prior to December 2019 would not be assumed by the acquiring entity.

PROPOSAL NO. 3 — RATIFICATION OF SELECTION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

General

Stockholder ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 is not required.  However, the Board of Directors is submitting the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm to the stockholders for ratification to learn the opinion of stockholders on this selection.  If the stockholders fail to ratify Ernst & Young LLP as the independent registered public accounting firm, the Audit Committee will reassess its appointment.  Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of the Company and its stockholders.  Representatives of Ernst & Young LLP are expected to be at the annual meeting of stockholders and will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions from those attending the meeting.

Board Recommendation and Stockholder Vote Required

The Board of Directors recommends a vote “FOR” the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 (Proposal No. 3 on the proxy card).

The affirmative vote of the holders of a majority of the votes represented at the annual meeting in person or by proxy will be required for approval.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the board is responsible for providing oversight of our accounting and financial reporting functions. The board appoints the Audit Committee annually, with the committee consisting of at least three independent directors. The Audit Committee operates under a formal charter, which is available by accessing the “Investors” page on the Company’s website at http://ir.houwire.com and clicking on the “Corporate Governance” link. The Audit Committee charter sets forth in detail, the duties and responsibilities of the Audit Committee.

The Audit Committee has the ultimate authority to select and engage our independent registered public accounting firm, evaluate its performance, evaluate the performance of the lead audit partner, oversee the required rotation of the lead audit partner every five years, review and consider the selection of the lead audit partner, approve all audit and non-audit work, and approve all associated fees. The Audit Committee’s oversight includes regular private sessions with the independent registered public accounting firm and discussions with the firm regarding the scope of its audit.

Management is responsible for the preparation and integrity of our financial reporting information and related systems of internal control. In carrying out its oversight responsibilities, the Audit Committee relies on the expertise and knowledge of our management and Ernst & Young LLP, the Company’s independent registered public accounting firm.

It is not the Audit Committee’s responsibility to plan or conduct audits or to determine that our financial statements are complete and accurate and prepared in accordance with generally accepted accounting principles. That work is the responsibility of the Company’s management and our independent registered public accounting firm. In making its recommendation to the Board noted below, the Audit Committee has relied on management to prepare the financial statements with integrity and objectivity and in conformance with generally accepted accounting principles and the report of our independent registered public accounting firm with respect to the financial statements.

The Audit Committee reviewed and discussed with management and Ernst & Young LLP the quarterly financial statements for each quarter during the year ended December 31, 2019 and the audited financial statements of the Company for the year ended December 31, 2019. The Audit Committee also reviewed and discussed with Ernst & Young LLP the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees,” issued by the Public Company Accounting Oversight Board (“PCAOB”), including the quality of our accounting policies, the reasonableness of significant judgments, and the clarity of disclosure in the financial statements.

In addition, the Audit Committee received the written independence disclosures and the letter from Ernst & Young LLP that are required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence. The disclosures described the relationships and fee arrangements between Ernst & Young LLP and the Company. Consistent with the applicable requirements of the PCAOB and the rules and regulations of the SEC, the Audit Committee considered whether the provision of non-audit services by the independent registered public accounting firm to the Company for the fiscal year ended December 31, 2019 is compatible with maintaining Ernst & Young LLP’s independence and has discussed with Ernst & Young LLP the firm’s independence from the Company.

Based on the above-mentioned reviews and discussions with management and Ernst & Young LLP, the Audit Committee, exercising its business judgment, recommended to the board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2019, for filing with the SEC.

This report is submitted on behalf of the members of the Audit Committee:

Sandford W. Rothe, Chairman
Roy W. Haley
Robert L. Reymond

Dated: March 11, 2020

 PRINCIPAL INDEPENDENT ACCOUNTANT FEES AND SERVICES

The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of Ernst & Young LLP, our independent registered public accounting firm. The independent registered public accounting firm reports directly to the Audit Committee. As part of its responsibility, the committee established a policy requiring the pre-approval of all audit and permissible non-audit services performed by the registered public accounting firm. In pre-approving services, the Audit Committee considers whether such services are consistent with the SEC’s rules on auditor independence.

Prior to the engagement of the registered public accounting firm for an upcoming audit/non-audit service period, defined as a twelve-month timeframe, Ernst & Young LLP submits a detailed list of services expected to be rendered during that period as well as an estimate of the associated fees for each of the following four categories of services to the Audit Committee for approval:

•	Audit Services consist of services rendered by an external auditor for the audit of our annual consolidated financial statements (including tax services performed to fulfill the auditor’s responsibility under generally accepted auditing standards) and internal controls and reviews of financial statements included in Forms 10-Q, and includes services that generally only an external auditor can reasonably provide, such as comfort letters, statutory audits, attest services, consents and assistance with and review of documents filed with the SEC.

•	Audit-Related Services consist of assurance and related services by an external auditor that are reasonably related to audit or review of financial statements, including employee benefit plan audits, due diligence related to mergers and acquisitions, and accounting consultations.

•	Tax Services consist of services not included in Audit Services above, rendered by an external auditor for tax compliance.

•	Other Non-Audit Services are any other permissible work that is not an Audit, Audit-Related or Tax Service.

Circumstances may arise during the twelve-month period when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

The table below summarizes the fees billed by our independent registered public accounting firm, Ernst & Young LLP, for the audit of our annual financial statements for the fiscal years ended December 31, 2019 and 2018 and fees billed for other services rendered by Ernst & Young LLP during those periods.

Year	Audit Fees (1)	Audit-Related Fees	Tax Fees (2)	All Other Fees	Total
2019	$535,000	$50,000	$71,575	$—	$656,575
2018	$435,000	$63,500	$75,350	$—	$573,850

(1)	Audit fees include fees for professional services rendered for the audit of our annual consolidated financial statements (including services related to the audit of internal control over financial reporting under the Sarbanes-Oxley Act of 2002) and the reviews of the interim financial statements included in our Forms 10-Q.

(2)	Tax fees represent professional services related to tax compliance.

For the fiscal year ended December 31, 2019, none of the Audit-Related Fees, Tax Fees or Other Fees were approved in accordance with the exceptions to the pre-approval requirements set forth in 16 CFR 210.2-01(c)(7)(i)(C).

PROPOSAL NO. 4 — AMENDMENT TO 2017 STOCK PLAN TO AUTHORIZE ADDITIONAL SHARES

On August 4, 2017, the Board of Directors approved, and the stockholders subsequently approved, the Houston Wire & Cable Company 2017 Stock Plan (the “Plan”). The Plan succeeded the Company’s 2006 Stock Plan, which expired by its terms on May 1, 2017. The Plan provides for discretionary grants of stock options, stock awards, stock units and stock appreciation rights (SARs) to employees and directors. Its purpose is to attract and retain outstanding individuals as employees and directors of the Company and its subsidiaries and to provide them with additional incentive to expand and improve the Company's profits by giving them the opportunity to acquire or increase their proprietary interest in the Company. It is the only Company plan pursuant to which stock-based awards are granted.

As originally approved, the Plan had 1,000,000 shares available for issuance. The board, upon the recommendation of the Compensation Committee, has approved an amendment to the Plan to increase the aggregate number of shares authorized for issuance by 1,500,000 shares. If approved, the total shares available for issuance under the Plan would be 2,500,000. This share increase requires stockholder approval, which the Company is seeking at the annual meeting of stockholders.

Share Increase

The Company views its use of stock-based awards as an essential part of the Company’s compensation program and an important element in achieving the program’s goals. These awards help align pay with performance and allow the Company to better link the financial interests of employees and directors with stockholders. The Company also believes that equity compensation motivates employees and directors to create stockholder value, because the value they realize from equity compensation is based in large part on the Company’s common stock price performance.

The increase in the number of the shares available under the Plan is to ensure that we have the continued ability to make awards under the Plan. The Company last obtained stockholder approval to increase shares in 2017, when the Plan was adopted. There are currently less than 6,000 shares that remain available for future grants under the Plan. Given our Board of Directors’ recent decision to make all director compensation equity-based, we expect that the requested increase in the number of shares would likely be sufficient to provide Plan awards for two to three additional years. If stockholder approval of the share increase is not obtained, there will be no shares available under the Plan to make annual awards, to provide grants to new hires or to pay director compensation in future years. In this event, the Company would be required to revise its compensation philosophy and formulate other cash-based programs to attract, retain and compensate key employees and non-employee directors.

Plan Restrictions

The Plan contains certain restrictions that the Company believes further the objectives of the Plan and reflect sound corporate governance principles:

•	Dividends on all stock awards and dividend equivalents on all stock unit awards are paid only to the extent the awards vest.
•	Stock options and SARs may not be granted with an exercise price less than the fair market value of the underlying common stock on the date of grant, and the term is limited to ten years from the date of grant.
•	Shares that are used to pay the stock option or SAR exercise price or required tax withholding on any award cannot be used for future grants under the Plan.
•	Repricing of stock options or SARs without stockholder approval is prohibited.
•	Awards do not automatically vest on a change in control.
•	95% of the awards under the Plan must have a vesting period of at least one year, subject to certain limited exceptions.
•	Under its Incentive Compensation Recoupment Policy, the Company can recoup a participant’s stock compensation in the event there is a restatement of the Company’s financial statements or the participant has engaged in misconduct that results in material loss or damage to the Company.

Description of the Plan

The following is a summary of the key terms of the Plan. It is qualified in its entirety by reference to the full text of the Plan, as amended, which is attached as Exhibit A to this proxy statement. Stockholders are encouraged to review the Plan carefully.

Plan Administration. The Plan is administered by the Committee, which is comprised of directors who satisfy the “non-employee director” definition under Rule 16b-3 of the Securities Exchange Act of 1934. The Committee has full authority to select the employees and directors who will receive awards under the Plan, determine the form and amount of each of the awards to be granted, and establish the terms and conditions of awards. The Committee may delegate to an officer of the Company its authority to grant awards to employees who are not subject to Section 16 of the Securities Exchange Act of 1934.

Number of Shares of Common Stock. Shares issuable under the Plan may be authorized but unissued shares or treasury shares. If any award granted under the Plan expires, terminates or is forfeited or cancelled for any reason, the shares subject to the award will again be available for issuance. Any shares subject to an award that are delivered to the Company or withheld by the Company on behalf of a participant as payment for the award (including the exercise price of a stock option or SAR) or as payment for any withholding taxes due in connection with the award, or that are purchased by the Company with proceeds received from a stock option exercise, will not again be available for issuance.

The number of shares issuable under the Plan is subject to adjustment in the event of any reorganization, recapitalization, stock split, stock distribution, special or extraordinary dividend, merger, consolidation, split-up, spin-off, combination, subdivision or any similar corporate transaction. In each case, the Committee will make adjustments it deems necessary to preserve the intended benefits under the Plan.

Of the shares available for issuance: (i) the maximum number issuable as stock options or SARs to any employee in any calendar year is 500,000; and (ii) the maximum number issuable as incentive stock options is 2,500,000.

Eligibility. All employees and directors of the Company and its subsidiaries are eligible to receive awards under the Plan. The Committee has full authority to select the eligible individuals who will receive awards under the Plan. As of March 13, 2020, all seven non-employee directors and approximately 430 employees were eligible to participate in the Plan.

Performance Goals. The Committee may, in its discretion, provide that any award granted under the Plan shall be subject to the attainment of performance goals. Performance goals may be based on one or more metrics including, but not limited to: return on equity; earnings or earnings per share; common stock price; return on assets; return on investment; cash flow; net income; expense management; or revenue growth. Performance goals may be absolute in their terms or measured against or in relationship to the performance of other companies or indices selected by the Committee. In addition, performance goals may be adjusted for any events or occurrences (including acquisition expenses, extraordinary charges, losses from discontinued operations, restatements and accounting charges, restructuring expenses, asset write-downs, administrative costs associated with debt and equity refinancing, litigation or claim judgments or settlements, effect of changes in tax laws and foreign exchange gains and losses), as may be determined by the Committee.

With respect to each performance period established by the Committee, the Committee will establish performance goals relating to one or more of the business criteria identified above and targets for participants for achievement of the performance goals. The performance goals and performance targets established by the Committee may be identical for all participants for a given performance period or, at the discretion of the Committee, may differ among participants. Following the completion of each performance period, the Committee will determine the extent to which performance goals for that performance period have been achieved, and the related performance-based restrictions will lapse in accordance with the terms of the applicable award agreement.

Types of Awards. The Plan provides for discretionary awards of stock options, stock, stock units and SARs to selected employees and directors. Each award made under the Plan will be evidenced by an award agreement specifying the terms and conditions of the award as determined by the Committee.

Stock Options. The Committee may grant non-qualified or incentive stock options to employees and non-qualified stock options to non-employee directors. The Committee may set the terms and conditions applicable to the options, including the type of option and the number of shares subject to the option, provided that (i) the exercise price of each option will not be less than the closing sales price of the common stock on the date of grant (“fair market value”); and (ii) each option will expire not later than 10 years from the date of the grant. Dividends or dividend equivalents are not paid on stock options.

In addition, an incentive stock option is subject to the following rules: (i) the aggregate fair market value (determined at the time the option is granted) of the shares of common stock with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year (under all of our stock option plans) cannot exceed $100,000, and, if this limitation is exceeded, the portion of the incentive stock option that does not exceed this dollar limit will be an incentive stock option and the remainder will be a non-qualified stock option; (ii) if an incentive stock option is granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of our stock, the exercise price will be 110% of the closing price of our stock on the date of grant and the incentive stock option will expire no later than five years from the date of grant; and (iii) no incentive stock option may be granted after 10 years from the date the Plan was adopted.

Stock Awards. The Committee may grant shares of common stock to any participant, either for no consideration or for such appropriate consideration as the Committee determines. The Committee has the discretion to determine the number of shares awarded and the restrictions, terms and conditions of the award. Unless otherwise specified in an award agreement, the recipient of an award will be a stockholder with respect to the shares awarded to him or her and will have the rights of a stockholder with respect to the shares, including the right to vote the shares and receive dividends, if any, on the shares, although dividends otherwise payable on any stock award subject to restrictions will be held by the Company and paid only to the extent the restrictions lapse. Any such dividends attributable to the portion of a stock award for which the restrictions do not lapse will be forfeited.

Stock Units. The Committee may grant stock units to any participant. Each stock unit entitles the participant to receive, on the date or upon the occurrence of an event (including the attainment of performance goals) as described in the stock unit agreement, one share of common stock or cash equal to the fair market value of a share of common stock on the date of such event. The Committee has the discretion to determine the number of units awarded and the restrictions, terms and conditions of the award. Unless otherwise specified in an award agreement, a participant will have no rights of a stockholder, including voting or dividend or other distribution rights, with respect to any stock units prior to the date they are settled in shares of common stock. The award agreement may provide that until any restrictions lapse, the participant will be paid an amount equal to the dividends that would have been paid had the stock units been actual shares, although such dividend equivalents will be held by the Company and paid only to the extent the restrictions lapse.

SARs. The Committee may grant SARs to any participant. Each SAR entitles the participant to receive the difference between the fair market value of the common stock on the date of exercise of the SAR and the exercise price thereof, multiplied by the number of shares with respect to which the SAR is being exercised. Upon exercise, the SAR will be paid in cash or in shares of common stock (based upon the fair market value on the date of exercise) or a combination thereof, as set forth in the award agreement. The Committee has the discretion to set the terms and conditions applicable to SARs, provided that the exercise price of each SAR will not be less than the fair market value of the shares on the date the SAR is granted, and each SAR will expire not later than ten years from the date of grant. Dividends or dividend equivalents are not paid on SARs.

Payment for Stock Options and Withholding Taxes. The Committee may make one or more of the following payment methods available for payment of any award, including the exercise price of a stock option, and for payment of any minimum withholding tax required to be withheld: cash; cash received from a broker-dealer to whom the holder has submitted an exercise notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the award to pay the exercise price or tax; directing the Company to withhold shares of common stock otherwise issuable in connection with the award having a fair market value equal to the amount required to be paid or withheld; or delivery of previously acquired shares of common stock that are acceptable to the Committee and that have an aggregate fair market value on the date of exercise equal to the exercise price or tax.

Transferability. No award granted under the Plan may be transferred, except by will, the laws of descent and distribution, pursuant to a qualified domestic relations order, or as permitted by the Committee with respect to a non-qualified stock option transferred without value by the participant during the participant’s lifetime.

Provisions Relating to a Change in Control. The Plan gives the Committee the discretion to determine how Plan awards are treated upon a change in control of the Company. If any award is assumed by the acquiring or surviving corporation after a change in control, the vesting provisions will continue, although the Committee may provide for accelerated vesting upon a termination of service following the change in control. The current award agreements approved by the Committee provide that upon a change in control, outstanding awards become vested and exercisable, all restrictions lapse and performance goals are deemed satisfied at target level (or, for performance goals based on stock price, at a higher level if actually achieved as of the date of the change in control.

Amendment of Award Agreements; Amendment and Termination of Plan. The Committee may amend any award agreement at any time, provided that no such amendment may adversely affect the right of any participant under any award agreement in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation or stock exchange rule.

The Board may terminate, suspend or amend the Plan, in whole or in part, from time to time, without the approval of the stockholders, unless such approval is required by applicable law, regulation or stock exchange rule, and provided that no amendment may materially impair the right of any participant under any outstanding award without the written consent of the participant, unless such amendment is required by applicable law, regulation or stock exchange rule.

Notwithstanding the foregoing, no amendment to the Plan or any award agreement can result in the repricing of stock options or SARs without the prior approval of our stockholders. Repricing is broadly defined to include reducing the exercise price of a stock option or SAR, or cancelling a stock option or SAR in exchange for cash, other stock options or SARs with a lower exercise price or other stock awards. An equitable adjustment to the awards to reflect changes in the capital structure of the Company or similar events does not constitute repricing for purposes of this prohibition.

Term of Plan. The Committee can grant awards under the Plan for 10 years from the effective date of the Plan, or until August 4, 2027.

Awards Granted Under the Plan

The following awards have been granted under the Plan:

Name and Position	Number of Units/Shares
James L. Pokluda III: President & CEO	99,064 Performance Stock Units 422,666 Restricted Stock Units/Shares of Restricted Stock
Christopher M. Micklas: CFO	13,228 Performance Stock Units 182,772 Restricted Stock Units/Shares of Restricted Stock
Non-Executive Officer Employees:	145,358 Restricted Stock Units/Shares of Restricted Stock
Non-Employee Directors:	147,062 Restricted Stock Units

It is not possible at this time to determine any other specific awards that will be made in the future under the Plan. On March 20, 2020, the last reported sales price for the common stock was $2.15 per share.

Summary of Federal Income Tax Implications of Participation in the Plan

The following is a summary of the federal income tax consequences of the Plan. It is based on the federal tax laws and regulations currently in effect and existing administrative rulings of the Internal Revenue Service. Participants may also be subject to state and local taxes in connection with the grant of awards under the Plan. Participants should consult with their individual tax advisers to determine the tax consequences associated with awards granted under the Plan. This information may not be applicable to employees of foreign subsidiaries or to employees who are not residents of the United States.

Non-Qualified Stock Options. A participant will not recognize any income at the time of grant. On the date the participant exercises the non-qualified stock option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. The participant will be responsible for remitting to the Company the withholding tax obligation that arises at the time the option is exercised. The Company generally will receive a tax deduction for the same amount of ordinary income recognized by the participant. When the participant sells these shares, any gain or loss recognized by the participant is treated as either short-term or long-term capital gain or loss depending on whether the participant has held the shares more than one year.

Incentive Stock Options. A participant will not recognize any income at the time of grant. If the participant is issued shares pursuant to the exercise of an incentive stock option, and if the participant does not make a disqualifying disposition of the shares within one year after the date of exercise or within two years after the date of grant, the participant will not recognize any income, for federal income tax purposes, at the time of the exercise. When the participant sells the shares issued pursuant to the incentive stock option, the participant will be taxed, for federal income tax purposes, as a long-term capital gain on any amount recognized by the participant in excess of the exercise price, and any loss sustained by the participant will be a long-term capital loss. No deduction will be allowed to the Company for federal income tax purposes. If, however, the participant sells the shares before the expiration of the holding periods, the participant will recognize ordinary income on the difference between the exercise price and the fair market value at exercise, and the Company generally will receive a tax deduction in the same amount. Upon exercise of an incentive stock option, the excess of the fair market value over the exercise price is an item of tax preference to the participant for purposes of determining the alternative minimum tax.

In order to qualify as an incentive stock option, the option must be exercised no later than three months after the participant’s termination of employment for any reason other than death or disability and no later than one year after termination of the participant’s employment due to disability. If the option is not exercised within this time period, it will be treated as a non-qualified stock option and taxed accordingly.

Stock Awards/Stock Units. If a participant receives a stock award, the participant will recognize ordinary income upon becoming entitled to transfer the shares at the end of the restriction period without forfeiture. A participant generally will recognize ordinary income when the participant receives cash or shares pursuant to the settlement of stock units, provided that if the shares are subject to any further restrictions on transfer, the participant will recognize ordinary income upon becoming entitled to transfer the shares at the end of the restriction period without forfeiture. The amount of income the participant recognizes will be equal to the fair market value of the shares on such date, or the amount of cash received less the amount paid by the participant for the shares. This amount will also be the participant’s tax basis for the shares. The participant will be responsible for remitting to the Company the withholding tax obligation that arises at the time the ordinary income is recognized. In addition, the holding period begins on the day the restrictions lapse, or the date the shares are received if not subject to any restrictions, for purposes of determining whether the participant has long-term or short-term capital gain or loss on a subsequent sale of the shares. The Company generally will be entitled to a deduction with respect to the ordinary income recognized by the participant.

If a participant who receives a stock award subject to restrictions makes an election under Section 83(b) of the Code within 30 days after the date of the grant, the participant will have ordinary income equal to the fair market value on the date of grant, less the amount paid by the participant for the shares, and the participant will recognize no additional income until the participant subsequently sells the shares. The participant will be responsible for remitting to the Company the withholding tax obligation that arises at the time the ordinary income is recognized. When the participant sells the shares, the tax basis will be equal to the fair market value on the date of grant and the holding period for capital gains purposes begins on the date of the grant. If the participant forfeits the shares subject to the Section 83(b) election, the participant will not be entitled to any deduction, refund, or loss for tax purposes (other than a capital loss with respect to the amount previously paid by the participant), and the Company will have to include the amount that was previously deducted from our gross income in the taxable year of the forfeiture.

SARs. A participant will not recognize any income at the time of the grant of an SAR. Upon exercise of the SAR, the participant will recognize ordinary income equal to the amount received upon exercise. The participant will be responsible for remitting to the Company the withholding tax obligation that arises at the time the ordinary income is recognized. The Company generally will be entitled to a deduction with respect to the ordinary income recognized by the participant.

Board Recommendation and Stockholder Vote Required

The Board of Directors recommends a vote “FOR” approval of the amendment to the 2017 Stock Plan. (Proposal No. 4 on the proxy card).

The affirmative vote of the holders of a majority of the votes represented at the annual meeting in person or by proxy will be required for approval.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of shares of our common stock for each stockholder who is known by us to own beneficially more than 5% of the outstanding shares of our common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Nierenberg Investment Management Company, Inc. (1)
19605 NE 8th St.
Camas, WA 98607	2,043,358	12.34%

FMR LLC (2)
245 Summer Street
Boston, MA 02210	1,471,468	8.89%

Royce & Associates, LP (3)
745 Fifth Avenue
New York, NY 10151	1,208,781	7.30%

Rutabaga Capital Management (4)
64 Broad Street, 3rd Floor Boston, MA 02109	1,081,428	6.53%

Dimensional Fund Advisors LP (5)
Building One 6300 Bee Cave Road
Austin, TX 78746	1,066,814	6.44%

(1)	As reported in an amendment to Statement on Schedule 13D filed with the SEC on behalf of The D3 Family Fund, L.P., The D3 Family Bulldog Fund, L.P., Haredale Ltd., Nierenberg Investment Management Company, Inc. and David Nierenberg, on March 18, 2020. Each of Nierenberg Investment Management Company, Inc. and its president, David Nierenberg, is deemed to be the beneficial owner of these shares on behalf of various investment companies registered under the Investment Company Act of 1940. One of those investment companies, The D3 Family Bulldog Fund, L.P., beneficially owned 1,314,254 shares, or 7.9% of our common stock. Each of Nierenberg Investment Management Company, Inc. and Mr. Nierenberg had shared voting and shared dispositive power with respect to all 2,043,358 shares reported as beneficially owned.

(2)	As reported in an amendment to Statement on Schedule 13G filed with the SEC on behalf of FMR LLC and Abigail P. Johnson, its chairman, on February 7, 2020. Fidelity Management & Research Company, a wholly-owned subsidiary of FMR LLC, is deemed to be the beneficial owner of these shares as a result of acting as investment adviser to various investment companies registered under the Investment Company Act of 1940. One of those investment companies, Fidelity Series Intrinsic Opportunities Fund, beneficially owned 1,348,500 shares, or 8.14%, of our common stock. Fidelity Management & Research Company had sole voting power with respect to 15,449 shares, shared voting power with respect to no shares and sole dispositive power with respect to all 1,471,468 shares reported as beneficially owned.

(3)	As reported in an amendment to Statement on Schedule 13G filed with the SEC on behalf of Royce & Associates, LP on January 21, 2020. Royce & Associates, LP is deemed to be the beneficial owner of these shares as a result of its acting as investment adviser to various accounts. One of those investment companies, Royce Value Trust, Inc., beneficially owned 877,363 shares, or 5.30% of our common stock. Royce & Associates, LP had sole voting and sole dispositive power for all 1,208,781 shares reported as beneficially owned.

(4)	As reported in an amendment to Statement on Schedule 13G filed with the SEC on behalf of Rutabaga Capital Management on February 11, 2020. Rutabaga Capital Management is deemed to be the beneficial owner of these shares as a result of its acting as investment adviser to various investment companies registered under the Investment Company Act of 1940. Rutabaga Capital Management has sole voting and sole dispositive power for all 1,081,428 shares reported as beneficially owned.

(5)	As reported in an amendment to Statement on Schedule 13G filed with the SEC on behalf of Dimensional Fund Advisors LP on February 12, 2020. Dimensional Fund Advisors LP is deemed to be the beneficial owner of these shares as a result of its acting as investment adviser to various investment companies registered under the Investment Company Act of 1940. Dimensional Fund Advisors LP has sole voting power with respect to 1,019,561 shares, shared voting power with respect to no shares and sole dispositive power with respect to all 1,066,814 shares reported as beneficially owned.

The following table sets forth the beneficial ownership of shares of our common stock for (i) each of our directors and nominees, (ii) each of our executive officers named in the Summary Compensation Table on page 18 and (iii) all of our directors and executive officers as a group. Except as noted below, the nature of beneficial ownership for shares shown in this table is sole voting and sole dispositive power. The information below is as of March 20, 2020, unless otherwise indicated.

	Amount and Nature of Beneficial Ownership
Name of Beneficial Owner	Shares Owned		Shares Under Options/Restricted Stock Units Exercisable/Vesting Within 60 Days (1)		Total Number of Shares	Percent of Class
Roy W. Haley	263,791	(2)	54,062		317,853	1.9%
Margaret S. Laird	500	(3)	9,820		10,320	*
Christopher M. Micklas	212,298	(4)	0		212,298	1.3%
David Nierenberg	2,043,358	(5)	0	(6)	2,043,358	12.3%
James L. Pokluda III	562,883	(7)	77,910		640,793	3.9%
Robert L. Reymond	3,000		16,487		19,487	*
Sandford W. Rothe	24,000	(8)	14,770		38,770	*
William H. Sheffield	30,000	(9)	69,972		99,972	*
G. Gary Yetman	17,669		41,428		59,097	*
All directors and executive officers as a group (9 persons)	3,157,499		284,449		3,441,948	20.4%

*	Less than 1%

(1)	Includes share units under the Nonemployee Directors’ Deferred Compensation Plan as follows: Mr. Haley – 28,746 shares; and Mr. Sheffield – 10,415 shares.

(2)	Owned by Mr. Haley’s individual retirement accounts.

(3)	Ms. Laird has shared voting power and shared dispositive power with her spouse.

(4)	Includes 183,228 unvested restricted shares.

(5)	Mr. Nierenberg has shared voting power and shared dispositive power with Nierenberg Investment Management Company, Inc. See table on page 31.

(6)	Mr. Nierenberg was elected to the board effective March 16, 2020 and has not received any director compensation.

(7)	Includes 349,064 unvested restricted shares.

(8)	Owned by Mr. Rothe’s individual retirement account.

(9)	Mr. Sheffield has shared voting power and shared dispositive power with respect to 7,000 of these shares.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2019 with respect to our compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance:

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (2)	Number of Securities Remaining Available for Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders (1)	460,195	$3.63	5,148
Equity compensation plans not approved by security holders	—	—	—
Total	460,195	$3.63	5,148

(1)	Amounts shown in this row relate solely to stock options, restricted stock units and performance stock units granted under the 2006 Stock Plan and the 2017 Stock Plan. This row excludes shares of restricted stock granted under the 2006 Stock Plan and the 2017 Stock Plan, which were granted at no cost to the recipients.

(2)	Weighted-average exercise price of outstanding stock options. The performance stock units and restricted stock units have no exercise price.

ANNUAL REPORT TO STOCKHOLDERS

We have enclosed our 2019 annual report to stockholders with this proxy statement. The annual report includes our annual report on Form 10-K for the fiscal year ended December 31, 2019, as filed with the SEC. The annual report on Form 10-K contains our audited financial statements, along with other financial information about us. We urge you to read these documents carefully.

You can also obtain, free of charge, a copy of our annual report on Form 10-K by:

•	accessing the “Financials & Filings” page of our website at http://ir.houwire.com and clicking on the “SEC Filings” link;

•	writing to: Houston Wire & Cable Company — Chief Financial Officer 10201 North Loop East Houston, Texas 77029; or

•	telephoning us at: (713) 609-2200.

You can also obtain a copy of our annual report on Form 10-K and other periodic filings that we make with the SEC from the SEC’s website at http://www.sec.gov.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR 2021 ANNUAL MEETING

The proxy rules of the SEC permit our stockholders, after notice to the Company, to present proposals for stockholder action in our proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action and are not properly omitted by us in accordance with the proxy rules.  In order for any stockholder proposal to be considered for inclusion in our proxy statement to be issued in connection with our 2021 annual meeting of stockholders, that proposal must be received at our corporate headquarters, 10201 North Loop East, Houston, Texas 77029 (Attention: Chief Financial Officer), no later than November 25, 2020.

Our certificate of incorporation and by-laws provide that stockholder action can be taken only at an annual or special meeting of stockholders and cannot be taken by written consent in lieu of a meeting.  Our certificate of incorporation and by-laws provide that, except as otherwise required by law, special meetings of our stockholders can only be called pursuant to a resolution adopted by a majority of our Board of Directors or by our chief executive officer or the chairman of our Board of Directors. Stockholders are not permitted to call a special meeting or to require our board to call a special meeting.

Our by-laws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of our stockholders, including proposed nominations of persons for election to our board. Stockholders at our annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of our board or by a stockholder who was a stockholder of record on the record date for the meeting and upon giving of notice and provided that the stockholder has given to our Secretary timely written notice, in proper form, of the stockholder’s intention to bring that business before the meeting.  Specifically, our bylaws provide the following procedure in order that business may properly come before the stockholders at the annual meeting.  Among other things, stockholders intending to bring business before the annual meeting must provide written notice of such intent to the Secretary of the Company. Such notice must be given no earlier than January 6, 2021 and no later than February 5, 2021. In addition, the following information must be provided in the written notice: (1) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the Company’s books, of the stockholder proposing such business, (3) the class and number of shares of common stock that are beneficially owned by the stockholder, (4) any material interest of the stockholder in such business and (5) a representation that the stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

If the stockholder proposes to nominate a person as a director, the written notice must be given no earlier than January 6, 2021 and no later than February 5, 2021 and must set forth the following information as to each proposed nominee: (1) the name, age, business address and, if known, residence address of such nominee, (2) the principal occupation or employment of such nominee, (3) the number of shares of common stock which are beneficially owned by such nominee, and (4) any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, including such person’s written consent to be named as a nominee and to serve as a director if elected.  As to the stockholder giving the notice, the following information is required: (1) the name and address, as they appear on the Company’s books, of such stockholder and (2) the number of shares of common stock beneficially owned by such stockholder. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company.

GENERAL

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5, as applicable, with the SEC. Officers, directors and stockholders owning more than ten percent of our common stock are required by the SEC regulations to furnish us with copies of all Forms 3, 4 and 5 they file.

Based solely upon a review of Forms 3 and 4 and any amendments furnished to us, we believe that our directors, officers and greater than 10% beneficial owners complied with all applicable Section 16 filing requirements during 2019 and that such filings were timely, except (i) the Forms 4 reporting the acquisition on March 12, 2019 of 3,042 stock units by Mr. Haley and 1,102 stock units by Mr. Sheffield pursuant to the Nonemployee Directors Deferred Compensation Plan were filed on March 19, 2019, (ii) the Form 4 reporting the acquisition on December 3, 2019 of 500 shares by Ms. Laird was filed on March 4, 2020, and (iii) the Form 3 reporting that Mr. Nierenberg and Nierenberg Investment Management Company were greater than 10% beneficial owners, which was due November 18, 2019, was filed on March 17, 2020.

Other Information

The expenses of preparing and mailing this proxy statement and the accompanying proxy card and the cost of solicitation of proxies, if any, will be the responsibility of the Company.  In addition to the use of mailings, proxies may be solicited by personal interview, telephone and by our directors, officers and regular employees without special compensation therefor.  We expect to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of our common stock.

Our board does not know of any other matters that are to be presented for action at the 2020 annual meeting of stockholders.  Should any other matter come before the annual meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Christopher M. Micklas
Vice President, Chief Financial Officer, Treasurer and Secretary

Dated: March 26, 2020

Exhibit A

HOUSTON WIRE & CABLE COMPANY

2017 STOCK PLAN

(as amended as of March 11, 2020)

Additions double-underscored, ~~deletions stricken-through~~

Section 1.	Purpose.

The purpose of the Houston Wire & Cable Company 2017 Stock Plan (the “Plan”) is to attract and retain outstanding individuals as Key Employees and Directors of Houston Wire & Cable Company (“HWC”) and its Subsidiaries (collectively, the “Company”), and to provide such Key Employees and Directors with additional incentive to expand and improve the Company’s profits by giving them the opportunity to acquire or increase their proprietary interest in the Company.

Section 2.	Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

2.1             “Award” means any award or benefit granted under the Plan, which shall be a Stock Option, a Stock Award, a Stock Unit Award or an SAR Award.

2.2             “Award Agreement” means, as applicable, a Stock Option Agreement, a Stock Award Agreement, a Stock Unit Agreement or an SAR Award Agreement evidencing an Award granted under the Plan.

2.3             “Board” means HWC’s Board of Directors.

2.4             “Change in Control” has the meaning set forth in Section 9.2 hereof.

2.5             “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.6             “Committee” means the Compensation Committee of the Board or such other committee as may be designated by the Board from time to time to administer the Plan.

2.7             “Common Stock” means the Common Stock, par value $.001 per share, of HWC.

2.8             “Director” means a director of HWC.

2.9             “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.10           “Fair Market Value” means, as of any date, the closing price of the Common Stock on the Nasdaq National Market ~~(as reported in The Wall Street Journal, Midwest Edition)~~ on such date or, if no trading occurred on such date, the trading day immediately preceding such date.

2.11           “Incentive Stock Option” or “ISO” means a Stock Option granted under Section 5 hereof that meets the requirements of Code Section 422(b) or any successor provision.

2.12           “Key Employee” means an employee of the Company selected to participate in the Plan in accordance with Section 3.

2.13           “Non-Qualified Stock Option” or “NSO” means a Stock Option granted under Section 5 that is not an Incentive Stock Option.

2.14           “Participant” means a Key Employee or Director selected to receive an Award under the Plan.

2.15           “Plan” means the Houston Wire & Cable Company 2017 Stock Plan.

2.16           “Stock Appreciation Right” or “SAR” means a grant of a right to receive shares of Common Stock or cash under Section 8 of the Plan.

2.17           “Stock Award” means a grant of shares of Common Stock under Section 6 hereof.

2.18           “Stock Option” means an Incentive Stock Option or a Non-Qualified Stock Option granted under Section 5.

2.19           “Stock Unit” means a right to receive shares of Common Stock or cash under Section 7 of the Plan.

2.20           “Subsidiary” means an entity of which HWC is the direct or indirect beneficial owner of not less than 50% of all issued and outstanding equity interest of such entity.

Section 3.	Administration.

3.1             Committee. The Plan shall be administered by the Committee, provided that the Committee must be comprised of at least two members of the Board who satisfy the “non-employee director” definition set forth in Rule 16b-3 under the Exchange Act ~~and the “outside director” definition under Code Section 162(m)~~ and the regulations thereunder, and provided further that the Board shall administer the Plan until such time as the Board has two members who are both such non-employee directors ~~and outside directors~~.

3.2             Authority of the Committee.

(a)              The Committee, in its sole discretion, shall determine the Key Employees and Directors to whom, and the time or times at which Awards will be granted, the form and amount of each Award, the expiration date of each Award, the time or times within which the Awards may be exercised, the cancellation of the Awards and the other limitations, restrictions, terms and conditions applicable to the grant of the Awards. The terms and conditions of the Awards need not be the same with respect to each Participant or with respect to each Award.

(b)              The Committee may delegate its authority to grant Awards to Key Employees and to determine the terms and conditions thereof to such officers of HWC as it may determine in its discretion, on such terms and conditions as it may impose, except with respect to Awards to officers subject to Section 16 of the Exchange Act ~~or officers who are or may be “covered employees” as defined in Code Section 162(m)~~, or to the extent prohibited by applicable law, regulation or rule of a stock exchange on which the Common Stock is listed.

(c)              The Committee may, subject to the provisions of the Plan, establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan, and may make determinations and may take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each determination or other action made or taken pursuant to the Plan, including interpretation of the Plan and the specific terms and conditions of the Awards granted hereunder, shall be final and conclusive for all purposes and upon all persons.

(d)              No member of the Committee shall be liable for any action taken or determination made hereunder in good faith. Service on the Committee shall constitute service as a Director so that the members of the Committee shall be entitled to indemnification and reimbursement as Directors of HWC pursuant to HWC’s Certificate of Incorporation and By-Laws.

3.3             Performance Goals.

(a)              The Committee may, in its discretion, provide that any Award granted under the Plan shall be subject to performance goals~~, including those that qualify the Award as “performance-based compensation” within the meaning of Code Section 162(m)~~.

(b)              Performance goals may be based on one or more business criteria, including, but not limited to: (i) return on equity; (ii) earnings or earnings per share; (iii) Common Stock price; (iv) return on assets; (v) return on investment; (vi) cash flow; (vii) net income; (viii) expense management; or (ix) revenue growth. Performance goals may be absolute in their terms or measured against or in relationship to the performance of other companies or indices selected by the Committee. In addition, performance goals may be adjusted for any events or occurrences (including acquisition expenses, extraordinary charges, losses from discontinued operations, restatements and accounting charges, restructuring expenses, asset write-downs, administrative costs associated with debt and equity refinancing, litigation or claims, judgments or settlements, effects of changes in tax laws and foreign exchange gains and losses), as may be determined by the Committee. Performance goals may be particular to one or more lines of business or Subsidiaries or may be based on the performance of the Company as a whole.

(c)              With respect to each performance period, the Committee shall establish such performance goals relating to one or more of the business criteria identified above, and shall establish targets for Participants for achievement of performance goals. Following the completion of each performance period, the Committee shall determine the extent to which performance goals for that performance period have been achieved and the related performance-based restrictions shall lapse in accordance with the terms of the applicable Stock Award Agreement.

3.4             Award Agreements.

(a)              Each Award shall be evidenced by a written Award Agreement specifying the terms and conditions of the Award. In the sole discretion of the Committee, the Award Agreement may condition the grant of an Award upon the Participant’s entering into one or more of the following agreements with HWC: (a) an agreement not to compete with the Company which shall become effective as of the date of the grant of the Award and remain in effect for a specified period of time following termination of the Participant’s employment with the Company; (b) an agreement to cancel any employment agreement, fringe benefit or compensation arrangement in effect between the Company and the Participant; and (c) an agreement to retain the confidentiality of certain information. Such agreements may contain such other terms and conditions as the Committee shall determine. If the Participant shall fail to enter into any such agreement at the request of the Committee, then the Award granted or to be granted to such Participant shall be forfeited and cancelled.

(b)              An Award Agreement shall contain a vesting schedule as determined in the sole discretion of the Committee; provided that Options and SARs shall not become exercisable until at least one year following the date of grant, and the restrictions on Stock Awards and Stock Units shall not lapse for at least one year following the date of grant; and provided further that notwithstanding the foregoing, no minimum vesting schedule shall apply to Awards that result in the issuance of up to an aggregate of 5% of the shares of Common Stock reserved for issuance under Section 4 ~~(50,000 shares)~~.

Section 4.	Shares of Common Stock Subject to Plan.

4.1             Total Number of Shares.

(a)              The total number of shares of Common Stock that may be issued under the Plan from and after May 5, 2020 shall be 2,500,000 Shares (1,000,000 Shares prior to May 5, 2020).[1] Such shares may be either authorized but unissued shares or treasury shares and shall be adjusted in accordance with the provisions of Section 4.3 below.

(b)              The number of shares of Common Stock delivered by a Participant or withheld by HWC on behalf of any such Participant as full or partial payment of the exercise price of a Stock Option or any withholding taxes on any Award shall not again be available for issuance pursuant to subsequent Awards and shall count towards the aggregate number of shares of Common Stock that may be issued under the Plan. Any shares of Common Stock purchased by the Company with proceeds from a Stock Option exercise shall not again be available for issuance pursuant to subsequent Awards, shall count against the aggregate number of shares that may be issued under the Plan and shall not increase the number of shares available under the Plan.

(c)              If there is a lapse, forfeiture, expiration, termination or cancellation of any Award for any reason, or if shares of Common Stock are issued under such Award and thereafter are reacquired by HWC pursuant to rights reserved by HWC upon issuance thereof, the shares of Common Stock subject to such Award or reacquired by the Company may thereafter be available for issuance pursuant to subsequent Awards, and shall not count towards the aggregate number of shares of Common Stock that may be issued under the Plan.

4.2             Shares Under Awards.

Of the 2,500,000 ~~1,000,000~~1 shares of Common Stock authorized for issuance under the Plan pursuant to Section 4.1:

(a)              The maximum number of shares of Common Stock as to which a Key Employee may receive Stock Options or SARs in any calendar year is 500,000.

(b)              The maximum number of shares of Common Stock that may be subject to Incentive Stock Options is 2,500,000 ~~1,000,000~~.1

[1] These changes will be effective as of May 5, 2020, subject to stockholder approval.

(c)              [Reserved] ~~The maximum number of shares of Common Stock that may be used for Stock Awards or Stock Units is 1,000,000.~~

(d)              The maximum aggregate number of shares of Common Stock that a Key Employee may receive upon settlement of performance-based Stock Awards and Stock Units granted in any calendar year is 150,000, or in the event a Stock Unit Award is settled in cash, an amount equal to the Fair Market Value of such number of shares. ~~For purposes of this provision, “performance-based” means Stock Awards and Stock Units intended to qualify as performance-based compensation within the meaning of Code Section 162(m).~~

The numbers of shares described herein shall be as adjusted in accordance with Section 4.3.

4.3             Adjustment.

In the event of any reorganization, recapitalization, stock split, stock distribution, special or extraordinary dividend, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation or exchange of shares, any change in the capital structure of HWC or any similar corporate transaction, the Committee shall make such adjustments as it deems appropriate, in its sole discretion, to preserve the benefits or intended benefits of the Plan and Awards granted under the Plan. Such adjustments may include: (a) adjustment in the number and kind of shares reserved for issuance under the Plan; (b) adjustment in the number and kind of shares covered by outstanding Awards; (c) adjustment in the exercise price of outstanding Stock Options or SARs or the price of other Awards under the Plan; (d) adjustments to any of the shares limitations set forth in Section 4.1 or 4.2; and (e) any other changes that the Committee determines to be equitable under the circumstances.

Section 5.	Grants of Stock Options.

5.1             Grant.

Subject to the terms of the Plan, the Committee may from time to time grant Stock Options to Participants, provided that only NSOs may be granted to Directors who are not employees of the Company.

5.2             Stock Option Agreement.

The grant of each Stock Option shall be evidenced by a written Stock Option Agreement specifying the type of Stock Option granted, the exercise period, the exercise price, the terms for payment of the exercise price, the expiration date of the Stock Option, the number of shares of Common Stock to be subject to each Stock Option and such other terms and conditions established by the Committee, in its sole discretion, not inconsistent with the Plan.

5.3             Exercise Price and Exercise Period.

With respect to each Stock Option granted to a Participant:

(a)              The per share exercise price of each Stock Option shall not be less than the Fair Market Value of a share of Common Stock on the date on which the Stock Option is granted.

(b)              Each Stock Option shall become exercisable as provided in the Stock Option Agreement; provided that subject to Section 3.4(b), the Committee shall have the discretion to accelerate the date as of which any Stock Option shall become exercisable in the event of the Participant’s termination of employment with the Company, or service on the Board, without cause (as determined by the Committee in its sole discretion).

(c)              Each Stock Option shall expire, and all rights to purchase shares of Common Stock thereunder shall expire, on the date fixed by the Committee in the Stock Award Agreement, which shall not be later than ten years after the grant date; provided however, if a Participant is unable to exercise a Stock Option because trading in the Common Stock is prohibited by law or HWC’s insider-trading policy, the Stock Option exercise date shall be extended to the date that is 30 days after the expiration of the trading prohibition.

5.4             Required Terms and Conditions of ISOs.

In addition to the foregoing, each ISO granted to a Key Employee shall be subject to the following specific rules:

(a)              The aggregate exercise price of a Key Employee’s ISOs that become exercisable for the first time during a particular calendar year shall not exceed $100,000. If this dollar limit is exceeded, the portion of the ISO that does not exceed the applicable limit shall be an ISO and the remainder shall be a NSO; but in all other respects, the original Stock Option Agreement shall remain in full force and effect.

(b)              Notwithstanding anything herein to the contrary, if an ISO is granted to a Key Employee who owns more than 10% of the Common Stock (or stock possessing more than 10% of the total combined voting power of all classes of stock of HWC and its Subsidiaries): (i) the exercise price of the ISO shall be not less than 110% of the Fair Market Value on the ISO’s grant date; and (ii) the ISO shall expire, and all rights to purchase Common Stock thereunder shall expire, no later than the fifth anniversary of the ISO’s grant date.

(c)              No ISOs shall be granted under the Plan after ten years from the earlier of the date the Plan is adopted or approved by stockholders of HWC.

5.5             Exercise of Stock Options.

(a)              A Participant entitled to exercise a Stock Option may do so by delivering written notice in accordance with procedures established by the Committee specifying the number of shares of Common Stock with respect to which the Stock Option is being exercised and any other information the Committee may prescribe. All notices or requests provided for herein shall be delivered to the Secretary of HWC.

(b)              The Committee in its sole discretion may make available one or more of the following alternatives for the payment of the Stock Option exercise price:

(i)               in cash;

(ii)             in cash received from a broker-dealer to whom the Participant has submitted an exercise notice together with irrevocable instructions to deliver promptly to HWC the amount of sales proceeds from the sale of the shares subject to the Stock Option to pay the exercise price;

(iii)            by directing HWC to withhold such number of shares of Common Stock otherwise issuable in connection with the Award having an aggregate Fair Market Value equal to the Stock Option exercise price; or

(iv)            by delivering previously acquired shares of Common Stock that have an aggregate Fair Market Value on the date of exercise equal to the Stock Option exercise price.

The Committee shall have the sole discretion to establish the terms and conditions applicable to any alternative made available for payment of the Stock Option exercise price.

(c)              As soon as reasonably practicable after such exercise, HWC shall issue, in the name of the Participant, the total number of full shares of Common Stock issuable pursuant to the exercise of any Stock Option and cash in an amount equal to the Fair Market Value as of the date of exercise of any resulting fractional share.

(d)              HWC shall issue, in the name of the Participant, the total number of shares of Common Stock granted or sold to the Participant, as soon as may be reasonably practicable after such grant or sale. If a grant of a Stock Award is represented by stock certificates, such certificates shall be held by the Secretary of HWC until such time as the Common Stock is forfeited, resold to HWC, or the restrictions lapse.

Section 6.	Stock Awards.

6.1             Grant.

The Committee may, in its discretion, (a) grant shares of Common Stock under the Plan to any Participant without consideration from such Participant or (b) sell shares of Common Stock under the Plan to any Participant for such amount of cash, Common Stock or other consideration as the Committee deems appropriate.

6.2             Stock Award Agreement.

Each share of Common Stock granted or sold hereunder shall be subject to such restrictions, conditions and other terms as the Committee may determine at the time of grant or sale, the general provisions of the Plan, the restrictions, terms and conditions of the related Stock Award Agreement, and the following specific rules:

(a)              Shares of Common Stock issued to a Participant under the Plan shall be evidenced by a Stock Award Agreement, which shall specify whether the shares of Common Stock are granted or sold to the Participant and such other provisions, not inconsistent with the terms and conditions of the Plan, as the Committee shall determine.

(b)              The restrictions to which the shares of Common Stock awarded hereunder are subject shall lapse as provided in Stock Award Agreement; provided that subject to Section 3.4(b), the Committee shall have the discretion to accelerate the date as of which the restrictions lapse with respect to any Award held by a Participant in the event of the Participant’s termination of employment with the Company, or service on the Board, without cause (as determined by the Committee in its sole discretion).

(c)              Subject to the provisions of subsection (b) hereof and the restrictions set forth in the related Stock Award Agreement, the Participant receiving a grant of or purchasing Common Stock shall thereupon be a stockholder with respect to all of such shares and shall have the rights of a stockholder with respect to such shares, including the right to vote such shares and to receive dividends and other distributions paid with respect to such shares. Notwithstanding the preceding sentence, in the case of a Stock Award that provides for the right to receive dividends or distributions, HWC shall accumulate and hold such dividends or distributions, and the accumulated dividends or other distributions shall be paid to the Participant only upon the lapse of the restrictions to which the Stock Award is subject, and any such dividends or distributions attributable to the portion of a Stock Award for which the restrictions do not lapse shall be forfeited.

Section 7.	Stock Units.

7.1             Grant.

The Committee may, in its discretion, grant Stock Units to any Participant. Each Stock Unit shall entitle the Participant to receive, on the date or upon the occurrence of an event (including the attainment of performance goals) as described in the Stock Unit Agreement, one share of Common Stock or cash equal to the Fair Market Value of a share of Common Stock on the date of such event, as provided in the Stock Unit Agreement; provided that until stockholders of HWC approve the Plan, the settlement of any Stock Units shall be made in cash.

7.2             Stock Unit Agreement.

Each grant of Stock Units to a Participant under this Section 7 shall be evidenced by a Stock Unit Agreement, which shall specify the restrictions, if any, terms and conditions established by the Board in its sole discretion, not inconsistent with the Plan and the following provisions:

(a)              The restrictions to which the Stock Units awarded hereunder may be subject shall lapse as set forth in the Stock Unit Agreement; provided that subject to Section 3.4(b), the Committee shall have the discretion to accelerate the date as of which the restrictions lapse with respect to any Stock Units held by a Participant in the event of a such Participant’s termination of employment with the Company, or service on the Board, without cause (as determined by the Committee in its sole discretion).

(b)              Except as provided in this subsection (b), and unless otherwise provided in the Stock Unit Agreement, a Participant shall have no rights of a stockholder, including voting or dividend or other distribution rights, with respect to any Stock Units prior to the date they are settled in shares of Common Stock. A Stock Unit Agreement may provide that, until the Stock Units are settled in shares of Common Stock or cash, the Participant shall receive, on each dividend or distribution payment date applicable to the Common Stock, an amount equal to the dividends or distributions that the Participant would have received had the Stock Units held by the Participant as of the related record date been actual shares of Common Stock. Notwithstanding the preceding sentence, in the case of a Stock Unit Award that provides for the right to receive amounts related to dividends or distributions, HWC shall accumulate and hold such amounts, and the accumulated amounts shall be paid to the Participant only upon the lapse of the restrictions to which the Stock Unit Award is subject, and any such amounts attributable to the portion of a Stock Unit Award for which the restrictions do not lapse shall be forfeited.

(c)              Upon settlement of Stock Units in Common Stock, HWC shall issue, in the name of the Participant, a number of shares of Common Stock equal to the number of Stock Units being settled.

Section 8.	SARs.

8.1             Grant.

The Committee may grant SARs to Participants. Upon exercise, an SAR entitles the Participant to receive from HWC the number of shares of Common Stock having an aggregate Fair Market Value equal to the excess of the Fair Market Value of one share as of the date on which the SAR is exercised over the exercise price, multiplied by the number of shares with respect to which the SAR is being exercised. The Committee, in its discretion, shall be entitled to cause HWC to elect to settle any part or all of its obligations arising out of the exercise of an SAR by the payment of cash in lieu of all or part of the shares it would otherwise be obligated to deliver in an amount equal to the Fair Market Value of such shares on the date of exercise. Cash shall be delivered in lieu of any fractional shares. The terms and conditions of any such Award shall be determined at the time of grant.

8.2             SAR Agreement.

(a)              Each SAR shall be evidenced by a written SAR Agreement specifying the terms and conditions of the SAR as the Committee may determine, including the SAR exercise price, expiration date of the SAR, the number of shares of Common Stock to which the SAR pertains, the form of settlement and such other terms and conditions established by the Committee, in its sole discretion, not inconsistent with the Plan; provided, however, that no SAR shall be credited with any amounts equal to dividends and other distributions that a Participant would have received had the Participant held the shares of Common Stock subject to an unexercised SAR.

(b)              The per Share exercise price of each SAR shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the SAR is granted.

(c)              Each SAR shall expire and all rights thereunder shall cease on the date fixed by the Committee in the SAR Agreement, which shall not be later than ten years after the date of grant; provided however, if a Participant is unable to exercise an SAR because trading in the Common Stock is prohibited by law or HWC’s insider-trading policy, the SAR exercise date shall be extended to the date that is 30 days after the expiration of the trading prohibition.

(d)              Each SAR shall become exercisable as provided in the SAR Agreement; provided that subject to Section 3.4(b), the Committee shall have the discretion to accelerate the date as of which any SAR shall become exercisable in the event of the Participant’s termination of employment with the Company, or service on the Board, without cause (as determined by the Committee in its sole discretion).

(e)              A person entitled to exercise an SAR may do so by delivery of a written notice in accordance with procedures established by the Committee specifying the number of shares of Common Stock with respect to which the SAR is being exercised and any other information the Committee may prescribe. As soon as reasonably practicable after the exercise of an SAR, HWC shall (i) issue, in the name of the Participant, the total number of full shares of Common Stock to which the Participant is entitled and cash in an amount equal to the Fair Market Value, as of the date of exercise, of any resulting fractional share, and (ii) if the Committee causes HWC to elect to settle all or part of its obligations arising out of the exercise of the SAR in cash, deliver to the Participant an amount in cash equal to the Fair Market Value, as of the date of exercise, of the shares it would otherwise be obligated to deliver.

Section 9.	Change in Control.

9.1             Effect of a Change in Control.

Notwithstanding any provisions in the Plan or Award Agreement, upon a Change in Control of HWC, the Committee is authorized, and has sole discretion, as to any Award, either at the time such Award is granted hereunder or any time thereafter, to (a) provide that (i) all outstanding Awards shall become fully vested and exercisable, (ii) all restrictions applicable to all Awards shall terminate or lapse; and (iii) performance goals applicable to any Awards shall be deemed settled at the target level (or actual level, if higher); (b) provide for the purchase of any outstanding Stock Option, for an amount of cash equal to the difference between the exercise price and the then Fair Market Value of the Common Stock covered thereby had such Stock Option been currently exercisable; (c) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; and (d) cause any such Award then outstanding to be assumed by the acquiring or surviving corporation after such Change in Control. If any Award is assumed or continued after the Change in Control, the vesting and restriction provisions shall be continued, provided that the Committee may in the Award Agreement provide for accelerated vesting and lapse of restrictions if the Participant’s employment terminates following the Change in Control.

9.2             Definition of Change in Control.

“Change in Control” shall mean the occurrence, at any time during the specified term of an Award granted under the Plan, of any of the following events:

(a)              Any individual, partnership, firm, corporation, limited liability company, association, trust, unincorporated organization or other entity (other than HWC or a trustee or other fiduciary holding securities under an employee benefit plan of the Company), or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, becomes the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of HWC representing 25% or more of the combined voting power of HWC's then outstanding securities entitled to vote generally in the election of directors;

(b)              HWC is party to a merger, consolidation, reorganization or other similar transaction with another corporation or other legal person unless, following such transaction, more than 50% of the combined voting power of the outstanding securities of the surviving, resulting or acquiring corporation or person or its parent entity entitled to vote generally in the election of directors (or persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of HWC’s outstanding securities entitled to vote generally in the election of directors immediately prior to such transaction, in substantially the same proportions as their ownership, immediately prior to such transaction, of HWC’s outstanding securities entitled to vote generally in the election of directors;

(c)              HWC sells all or substantially all of its business and/or assets to another corporation or other legal person unless, following such sale, more than 50% of the combined voting power of the outstanding securities of the acquiring corporation or person or its parent entity entitled to vote generally in the election of directors (or persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of HWC’s outstanding securities entitled to vote generally in the election of directors immediately prior to such sale, in substantially the same proportions as their ownership, immediately prior to such sale, of HWC’s outstanding securities entitled to vote generally in the election of directors; or

(d)              During any period of two consecutive years or less (not including any period prior to the approval of the Plan by the Board), individuals who at the beginning of such period constituted the Board (and any new Directors, whose appointment or election by the Board or nomination for election by HWC's stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the period or whose appointment, election or nomination for election was so approved) cease for any reason to constitute a majority of the Board.

Section 10.	Payment of Taxes.

In connection with any Award, and as a condition to the issuance or delivery of any shares of Common Stock to the Participant in connection therewith, HWC shall require the Participant to pay HWC the minimum amount of the tax required to be withheld, and in HWC’s sole discretion, HWC may permit the Participant to pay up to the maximum individual statutory rate of applicable withholding. The Committee in its sole discretion may make available one or more of the following alternatives for the payment of such taxes:

(a)              in cash;

(b)              in cash received from a broker-dealer to whom the Participant has submitted notice together with irrevocable instructions to deliver promptly to HWC the amount of sales proceeds from the sale of the shares subject to the Award to pay the withholding taxes;

(c)              by directing HWC to withhold such number of shares of Common Stock otherwise issuable in connection with the Award having an aggregate Fair Market Value equal to the amount of tax to be withheld; or

(d)              by delivering previously acquired shares of Common Stock that have an aggregate Fair Market Value equal to the amount to be withheld.

The Committee shall have the sole discretion to establish the terms and conditions applicable to any alternative made available for payment of the withholding taxes.

Section 11.	Postponement.

The Committee may postpone any grant or settlement of an Award or exercise of a Stock Option for such time as the Committee in its sole discretion may deem necessary in order to permit HWC:

(a)              to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable pursuant to an Award, including upon the exercise of an Option, under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction;

(b)              to permit any action to be taken in order to (i) list such shares of Common Stock on a stock exchange if shares of Common Stock are then listed on such exchange or (ii) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock, including any rules or regulations of any stock exchange on which the shares of Common Stock are listed; or

(c)              to determine that such shares of Common Stock and the Plan are exempt from such registration or that no action of the kind referred to in (b)(ii) above needs to be taken; and HWC shall not be obligated by virtue of any terms and conditions of any Award or any provision of the Plan to sell or issue shares of Common Stock in violation of the Securities Act of 1933 or the law of any government having jurisdiction thereof.

Any such postponement shall not extend the term of an Award and neither HWC nor its Directors or officers shall have any obligation or liability to a Participant, the Participant’s successor or any other person with respect to any shares of Common Stock as to which the Award shall lapse because of such postponement.

Section 12.	Nontransferability.

Awards granted under the Plan, and any rights and privileges pertaining thereto, may not be transferred, assigned, pledged or hypothecated in any manner, or be subject to execution, attachment or similar process, by operation of law or otherwise, other than:

(a)              by will or by the laws of descent and distribution;

(b)              pursuant to the terms of a qualified domestic relations order to which the Participant is a party that meets the requirements of any relevant provisions of the Code; or

(c)              as permitted by the Committee with respect to a NSO transferable by the Participant during his lifetime.

In each case, the terms and conditions applicable to the transferability of the Award shall be established by the Committee.

Section 13.	Stock Certificates; Uncertificated Shares.

Shares of Common Stock issued pursuant to the settlement of an Award shall be represented by stock certificates or issued on an uncertificated basis, with the ownership of such shares by the Participant evidenced solely by book entry in the records of HWC’s transfer agent; provided, however, that upon the written request of the Participant, HWC shall issue, in the name of the Participant, stock certificates representing such shares of Common Stock.

Section 14.	Termination or Amendment of Plan and Award Agreements.

14.1           Termination or Amendment of Plan.

(a)              Subject to Section 14.3, the Board may terminate, suspend, or amend the Plan, in whole or in part, from time to time, without the approval of the stockholders of HWC, unless such approval is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed. No amendment or termination of the Plan shall adversely affect the right of any Participant under any outstanding Award in any material way without the written consent of the Participant, unless such amendment or termination is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed. Subject to the foregoing, the Board may correct any defect or supply an omission or reconcile any inconsistency in the Plan or in any Award granted hereunder in the manner and to the extent it shall deem desirable, in its sole discretion, to effectuate the Plan.

(b)              The Board shall have the authority to amend the Plan to the extent necessary or appropriate to comply with applicable law, regulation or accounting rules in order to permit Participants who are located outside of the United States to participate in the Plan.

14.2           Amendment of Award Agreements.

The Committee shall have the authority to amend any Award Agreement at any time; provided however, that no such amendment shall adversely affect the right of any Participant under any outstanding Award Agreement in any material way without the written consent of the Participant, unless such amendment is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed.

14.3           No Repricing of Stock Options or SARs.

Notwithstanding the foregoing and except as described in Section 4.3, there shall be no amendment to the Plan or any outstanding Stock Option Agreement or SAR Agreement that results in the repricing of Stock Options or SARs without stockholder approval. For this purpose, repricing includes a reduction in the exercise price of a Stock Option or SAR or the cancellation of a Stock Option or SAR in exchange for cash, Stock Options or SARs with an exercise price less than the exercise price of the cancelled Stock Options or SARs, other Awards or any other consideration provided by the Company.

Section 15.	No Contract of Employment.

Neither the adoption of the Plan nor the grant of any Award under the Plan shall be deemed to obligate the Company to continue the employment of any Participant for any particular period, nor shall the granting of an Award constitute a request or consent to postpone the retirement date of any Participant.

Section 16.	Applicable Law.

All questions pertaining to the validity, construction and administration of the Plan and all Awards granted under the Plan shall be determined in conformity with the laws of the State of Delaware, without regard to the conflict of law provisions of any state, and, in the case of Incentive Stock Options, Code Section 422 and regulations issued thereunder.

Section 17.	Effective Date and Term of Plan.

17.1           Effective Date.

The Plan has been adopted by the Board, and is effective, as of August 4, 2017; provided that until the Plan is approved by the stockholders of HWC at HWC’s annual meeting of stockholders to be held on May 8, 2018 and any adjournment or postponement thereof, only Stock Unit Awards and SARs may be granted and such Awards must be settled in cash. If the Plan is not so approved by the stockholders, the provisions of the Plan as they pertain to all other Awards shall have no effect. Upon stockholder approval of the Plan, any outstanding Stock Unit Awards and SARs shall be settled in shares of Common Stock.

17.2           Term of Plan.

Notwithstanding anything to the contrary contained herein, no Awards shall be granted on or after the 10th anniversary of the Plan’s effective date as determined in Section 17.1 above.

HWC
HOUSTON WIRE & CABLE COMPANY

HOUSTON WIRE & CABLE COMPANY
ATTN: CHRISTOPHER MICKLAS
10201 NORTH LOOP EAST
HOUSTON, TX 77029

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

For All	Withhold All	For All Except
0	0	0

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

1. Election of Directors

Nominees

01) James L. Pokluda III
02) Roy W. Haley
03) Margaret S. Laird
04) David Nierenberg
05) Sandford W. Rothe
06) William H. Sheffield
07) G. Gary Yetman

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	For	Against	Abstain
2. To approve the Company's executive compensation on an advisory basis.	0	0	0
3. To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020.	0	0	0
4. To approve an amendment to the 2017 Stock Plan to authorize additional shares.	0	0	0

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000444941_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K and Notice & Proxy Statement are available at www.proxyvote.com

HOUSTON WIRE & CABLE COMPANY
2020 Annual Meeting of Stockholders
May 5, 2020 8:30 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) William H. Sheffield and James L. Pokluda III, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Houston Wire & Cable Company that the stockholder(s) is/are entitled to vote at the 2020 Annual Meeting of Stockholders to be held at 8:30 a.m. CDT, on May 5, 2020 at 10201 North Loop East, Houston, TX 77029, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000444941_2 R1.0.1.18